UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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ENER1, INC.
(Name of the Registrant as Specified In Its Charter)

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ENER1, INC.
1540 Broadway, Suite 25C,
New York, NY  10036

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

November __, 2010

To the Shareholders of Ener1, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Ener1, Inc., a Florida corporation (the “Company”), will be held at the NASDAQ MarketSite, 4 Times Square, New York, New York 10036, on Thursday, December 16, 2010, at 10:00 A.M. local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

1.	To elect nine directors to our Board of Directors;
2.
To approve the possible issuance of more than 20% of our common stock outstanding as of September 7, 2010 if we elect to issue our common stock as amortization payments for the $55 million debt financing transaction we consummated on September 7, 2010;

3.	To approve the issuance of warrants to purchase 8,000,000 shares of the Company’s common stock to Ener1 Group, Inc.;
4.	To approve the issuance of warrants to purchase 2,426,670 shares of the Company’s common stock to Ener1 Group, Inc.;
5.	To approve the issuance of warrants to purchase 464,164 shares of the Company’s common stock to Ener1 Group, Inc.;
6.	To amend the articles of incorporation of the Company to increase the authorized common stock from 235,714,286 shares to 300,000,000 shares;
7.	To ratify the Amendment and Restatement of Ener1, Inc. 2007 Stock Incentive Plan;
8.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and
9.	To transact such other business as may properly come before the meeting.

In accordance with our bylaws and a resolution by our Board of Directors, the record date for the meeting has been fixed at November 1, 2010.  Only shareholders of record at the close of business on that date will be entitled to vote at the meeting. Please call Alicia Kahler at (212) 920-3500, ext. 113, if you wish to receive directions to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 16, 2010.  The Company’s 2010 Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2009 are available at www.ener1.com.

Sincerely,

BY:	/S/ Charles Gassenheimer
Charles Gassenheimer
Chief Executive Officer

PROXY STATEMENT
OF ENER1, INC.

                   This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ener1, Inc., a Florida corporation (the “Company”), in connection with the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Thursday, December 16, 2010, at 10:00 A.M., or any adjournments thereof, at the NASDAQ MarketSite, located at 4 Times Square, New York, New York 10036.  This Proxy Statement is first being mailed on or about November 18, 2010 to all holders of record of our common stock, par value $0.01 per share, as of the close of business on November 1, 2010.

The principal executive offices of the Company are located at 1540 Broadway, Suite 25C, New York, New York 10036.

PURPOSE OF THE MEETING

The purpose of the Annual Meeting is to:

1.	elect our directors;
2.
approve the possible issuance of more than 20% of our common stock outstanding as of September 7, 2010 if we elect to issue our common stock as amortization payments for the $55 million debt financing transaction we consummated on September 7, 2010;

3.	approve the issuance of warrants to purchase an aggregate of 10,890,834 shares of our common stock to Ener1 Group, Inc. (“Ener1 Group”);
4.	amend our articles of incorporation to increase the authorized common stock from 235,714,286 shares to 300,000,000 shares;
5.	ratify the amendment and restatement of our 2007 Stock Incentive Plan;
6.	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and
7.	transact such other business as may properly come before the meeting.

VOTING

Our common stock is the only voting stock of the Company, and each share of common stock is entitled to one vote.  Only holders of record at the close of business on November 1, 2010 are entitled to vote at the Annual Meeting.  As of November 1, 2010, there were 162,671,465 shares of common stock outstanding and no shares of preferred stock outstanding.  Holders of common stock entitled to vote at the meeting will not have cumulative voting rights with respect to the election of directors.

All shares represented by proxies shall be voted “FOR” each of the matters recommended by management unless the shareholder, or such shareholder’s duly authorized representative, specifies otherwise or unless the proxy is revoked.  Any shareholder that executes the proxy referred to in this statement may revoke it before it is exercised, provided written notice of such revocation is received at our offices in New York at least 24 hours before the commencement of the Annual Meeting, or if the grantor of the proxy is present at the Annual Meeting and, having been recognized by the presiding officer, announces such revocation at the Annual Meeting prior to the votes being cast.  All shareholders are encouraged to date and sign the proxy form, indicate their choice with respect to the matters to be voted upon and return it to the Company.

Our directors will be elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting so long as a quorum is present.  All other corporate governance actions will be approved by a majority of the votes cast.  Although state law and our articles of incorporation and bylaws are silent on the issue, abstentions or broker non-votes as to any matter will be included in the calculations as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed majority vote.

ELECTION OF DIRECTORS

It is the intention of the person appointed as attorney and proxy on the proxy card to vote for election of the following nominees to our Board of Directors to hold office until our next annual meeting or until their successors are elected and qualified.  (We sometimes refer to our Board of Directors herein as the “Board”.)  If any nominee should be unavailable, which is not anticipated, the shares may, in the discretion of the proxy holders, be voted for the election of such persons as our Board may submit.  All directors are elected for a term of one year and until their successors are elected and qualified.

The following is a list of all director nominees, all of whom have been nominated by the Board of Directors and, except for Stanislav Shekshnia, Nora Brownwell, Greg Kasagawa and Wilber James, are presently directors of the Company.

Name	Age	Position
Charles Gassenheimer	37	Director, Chief Executive Officer and Chairman of the Board
Kenneth Baker	63	Director
Elliot Fuhr	51	Director
Thomas Snyder	65	Director
Boris Zingarevich	51	Director
Stanislav Shekshnia	46	Director Nominee
Nora Brownwell	63	Director Nominee
Greg Kasagawa	51	Director Nominee
Wilber James	65	Director Nominee

The Board believes that the director nominees collectively have an appropriate balance of knowledge, experience, attributes, skills and expertise to ensure that the Board is capable of fulfilling its oversight responsibilities and acting in the best interests of the shareholders.  Each director nominee possesses a strong business background and skill-set, and collectively the director nominees would give the Board competence and experience in a wide variety of areas, but particularly in technology, international business, growth and finance, which are the most critical areas for the Company at this point in time.

Charles Gassenheimer has been our Chief Executive Officer since August 2008 and the Chairman of the Board since November 2007.  He has served as a director since January 2006.  Mr. Gassenheimer has also been serving as the Chief Executive Officer and a director of Ener1 Group since January 2006.  From 2002 through 2005, Mr. Gassenheimer was Portfolio Manager of Satellite Asset Management's Convertible Arbitrage Division and Managing Director and Portfolio Manager of its Private Investment Group.  From 2001 through 2002, he was a Portfolio Manager and head of the distressed securities investment group at Tribeca Investments (Citigroup Global Investments).  Mr. Gassenheimer has also been a Vice President with Credit Suisse First Boston, where he served as Investment Manager of a proprietary hedge fund focused on private investments in public equity securities, and a Turnaround Management Consultant at Coopers & Lybrand.  Mr. Gassenheimer has a B.A. in Economics from the University of Pennsylvania.  The Board concluded that Mr. Gassenheimer should serve as a director based on his extensive  background in financial planning and analysis and capital markets expertise, particularly with respect to small and mid-cap growth companies.

Kenneth Baker has served as a director since July 2007.  He is the Chairman of the Board’s Compensation Committee and also serves on the Board’s Nomination and Governance Committee.  Mr. Baker is a long-time automotive industry executive with a focus on the development of alternative energy.  He provides us with industry insight and deep institutional knowledge of original equipment manufacturers and suppliers in our primary industry segments.  Since November 1999, Mr. Baker has served as president and chief executive officer and member of the board of trustees of Altarum Institute, a nonprofit research institute in the areas of national defense, healthcare, homeland security and environment.  Prior to that, he served as an executive at General Motors for over 30 years until his retirement in 1999, including vice president of global research and development and program manager of electric vehicles.  He was the founding chairman of the USABC, the organization partially funding our lithium-ion battery development.  Mr. Baker graduated with a bachelor of science in mechanical engineering from Clarkson University.  He currently serves on the board of directors and is a member of the audit and compensation committees for AeroVironment, Inc. and Millenium Cell, Inc.  The Board concluded that Mr. Baker should serve as a director based on his long-term automotive experience, his scientific and technical background and his knowledge and expertise in lithium-ion batteries, electric vehicles, and alternative energies.

Elliot Fuhr has served as a director since January 2008.  Mr. Fuhr is also on the Board’s Audit Committee, Nomination and Governance Committee and Compensation Committee.  As a Senior Managing Director at FTI Consulting, Inc. since August 2002, Mr. Fuhr specializes in assisting senior management and boards of directors in the areas of performance improvement, financial and operational restructuring, mergers and acquisitions, divestitures, business planning and rapid implementation projects.  He has broad industry experience including engagements with automotive, apparel, retail, technology, manufacturing, services, chemical, and oil and gas companies. Mr. Fuhr has led or is leading several FTI firm-wide initiatives, including Business Quality, Learning and Education, Business Performance Improvement and Key Client programs. He has over 24 years of experience in consulting and restructuring businesses. Mr. Fuhr was previously a partner at PricewaterhouseCoopers LLP in the Business Recovery Services division and held several chemical engineering positions at Exxon.  Mr. Fuhr graduated with a degree in chemical engineering from the University of Pennsylvania and a Master’s degree in business administration from the New York University Stern School of Business.  The Board concluded that Mr. Fuhr should serve as a director based on his expertise in restructuring, business consulting, financial management and organizational behavior.

Thomas Snyder has served as a director since July 2007. Mr. Snyder is also the Chairman of the Board’s Nomination and Governance Committee.  Mr. Snyder served as the president from 1994 and the chief executive officer from 2000 through 2006 of Remy International in Anderson, Indiana.  Mr. Snyder led the management buyout of Delco Remy from General Motors in 1994.  Since July 2007, he has served as the president of Ivy Tech Community College of Indiana, a mid-west educational institution with over 100,000 enrolled students.  Mr. Snyder graduated from Kettering University with a degree in mechanical engineering and holds a Masters degree in Business Administration from Indiana University.  The Board concluded that Mr. Snyder should serve as a director based on technical background and his institutional knowledge of automobile affairs.

Boris Zingarevich  has served as a director since May 2010.  Mr. Zingarevich brings more than 30 years of experience within the pulp and paper industry, overseeing the operations and corporate strategies of businesses with complex manufacturing and delivery practices.  Mr. Zingarevich currently sits on the Board of Directors of Ilim Group, an international paper and packaging company providing a majority of the pulp products in the Russian market. He co-founded Ilim Pulp as well as its predecessor, Technoferm, and has served on Ilim’s Board of Directors and as its Deputy General Director. In these positions, he led the company’s operations, formulating and implementing its strategy and principles of corporate governance.  He also initiated the Corporate University of Ilim Pulp, a program of extensive communications training for staff in the company’s human resources, development, and marketing branches. A graduate of the Leningrad State Technological Institute, Mr. Zingarevich worked at various pulp & paper mills, holding the positions of mechanic, foreman, and finally production manager before taking senior management roles.  Mr. Zingarevich has chaired both the Trade Union Committee at the Leningrad Paper Mill and the Board of Directors of the St. Petersburg Cartonboard and Printing Mill, two of the largest producers of paper products in Russia.  The Board concluded that Mr. Zingarevich should serve as a director based on his experience in developing corporate strategies and his work with various business in emerging markets.

Stanislav Shekshnia has been nominated to the position of director by the Nomination and Governance Committee. He is an Affiliate Professor of Entrepreneurial Leadership at INSEAD Business School (Fontainebleau, France) since 2003.  From 1991-2002, Dr. Shekshnia held positions of Director of Human Resources, Central and Eastern Europe for Otis Elevator; President and CEO, Millicom International Cellular, Russia and CIS; Chief Operating Officer of VimpelCom; and CEO of Alfa-Telecom. Dr. Shekshnia served as Chairman of the board of directors of SUEK from 2004 to 2007 and of Vimpelcom-R from 2001 to 2002.  Since 2007, Mr. Shekshnia has been an independent director of DTEK holdings BV.  Since 2010, he has been an independent director at Naftna Industria Srbie.  In 2002, Dr. Shekshnia co-founded Zest Leadership international consultancy. With Zest Leadership, Dr. Shekshnia concentrated on leadership, leadership development, organizational development and intercultural management. Dr. Shekshnia provides personal coaching to business owners and corporate executives. He is the author, co-author, or editor of seven books, including Russian management bestseller “Managing People in Contemporary Organization” (seven editions since 1995), “Kak Eto Skazat Po-Russki: Western Management Methods in Russia” (2003), “Corporate Governance in Russia” (edit. with S. Puffer and D. McCarthy, 2004), “The New Russian Business Leaders” (with M. Kets de Vries and associates, 2004) and “Coaching for Executives” (2010). He has published book chapters, articles, executive commentaries, interviews and case studies on corporate governance, entrepreneurship, leadership, people management, intercultural management and business and management in emerging markets. Dr. Shekshnia has a master’s degree in Economics and Ph.D. from Moscow State University and an MBA from Northeastern University.  The Board concluded that Dr. Shekshnia should serve as a director based on his extensive experience in organizational behavior, corporate strategy and international business affairs.

Nora Brownwell has been nominated to the position of director by the Nomination and Governance Committee.  Since 2009, Ms. Brownwell was the founding partner of ESPY Energy Solutions, LLC, a woman-owned independent energy consulting company providing strategic planning, marketing, business, regulatory and technical expertise to energy utilities, energy equipment manufacturing and supplying companies and financial institutions evaluating investments in the energy sector.  Ms. Brownwell was the sole proprietor of BC Consulting, an energy consulting company from 2006 through 2009.  Ms. Brownwell was appointed as a Commissioner of the Federal Energy Regulatory Commission in 2001 and served as Commissioner until 2006.  As Commissioner, Ms. Brownwell was an advocate for the development of regional transmission organizations, markets for wholesale power and national energy infrastructure development.  Prior to her appointment to the Federal Energy Regulatory Commission, Ms. Brownwell served as President of the National Association of Regulatory Utility Commissioners from 2000 through 2001 and was a Commissioner of the Pennsylvania Public Utility Commission from 1996 through 2001.  Ms. Brownwell served as the Senior Vice President for Meridian Bancorp, Inc.’s Corporate Affairs Unit from 1992 through 1996.  Ms. Brownwell is a visiting scholar at Vermont Law School and a guest lecturer at the University of Idaho.  She has also previously lectured at New York University Law School.  Ms. Brownwell is a member of the Board of Directors of Oncor, Inc., Comverge, Inc., and Spectra Energy Partners.  Ms. Brownwell also serves as an emeritus member of the GridWise Architecture Council and serves on the advisory board of Starwood Energy Fund.  Ms. Brownwell attended Syracuse University.  The Board concluded that Ms. Brownwell should serve as a director based on her deep knowledge of the public utility sector and government relations, and because of her prior board experience.

Greg Kasagawa has been nominated to the position of director by the Nomination and Governance Committee.  Mr. Kasagawa has almost 30 years of experience in the fields of aerospace, defense, information technology and electronics. Mr. Kasagawa is currently the Chief Operating Officer of the Aerospace and Industrial Systems Division of ITOCHU Corporation and has held such position since April 2009.  At his current position, Mr. Kasagawa leads a 1,000-person business unit which provides aerospace and defense solutions to the Japanese government and industrial customers, as well as machinery and equipment to industrial customers around the world. Mr. Kasagawa was the Chief Operating Officer of the Aerospace and Electronic Systems Division of ITOCHU Corporation from April 2006 through April 2009.  Mr. Kasagawa was a General Manager of the Aerospace Department of ITOCHU Corporation from April 2002 through April 2006.  Mr. Kasagawa joined ITOCHU Corporation in 1981 and has since held various management positions primarily in the aerospace and defense segment, including ten years of assignments in the United States. Since 2009, Mr. Kasagawa has served on the board of directors of Ishikawa Seisakusho, Limited, a Japanese machinery and defense equipment manufacturer.  He has also been a member of the Advisory Committee of Satellite Positioning and Application Center of Japan since 2007. Mr. Kasagawa graduated from the University of Tokyo with a degree in engineering with an emphasis in naval architecture and holds a Masters degree in Business Administration from Cornell University.  Mr. Kasagawa will provide further guidance to us in the area of new product development and marketing strategies in emerging markets.  The Board concluded that Mr. Kasagawa should serve as a director based on his institutional knowledge of our supply chain and Asian business affairs.

Wilber James has been nominated to the position of director by the Nomination and Governance Committee. Mr. James has been the managing general partner of RockPort Capital Partners since 2000.  Mr. James was the Chairman and CEO of Citizens Corporation from 1988 to 1996, an independent energy company he co-founded which pioneered the unregulated marketing and trading of crude oil and petroleum products, natural gas, and electricity and expanded into oil exploration and energy conservation.  In 1994, he co-founded Citizens Lehman Power, a joint venture between Lehman Brothers and Citizens that was the nation’s first electricity trading and asset acquisition/restructuring company.  Mr. James was a member of the Executive Committee of Peabody Energy Corporation from 1997 to 1998.  Mr. James currently serves on the board of directors of Peabody Energy Corporation and MicroSeismic, Inc.  He is co-founder and member of the Advisory Board of the Center for Regenerative Medicine at Massachusetts General Hospital, and co-founder and member of the Defense Venture Catalyst Initiative. Mr. James is an alumnus and member of the advisory board of the National Peace Corps Association (Kenya) and also serves as director and former acting chairman of the African Wildlife Foundation, Trustee of the Cape Ann Museum, and Governor of the Colby College Museum.  Mr. James is a graduate of Colorado College with a B.A. in History.  The Board concluded that Mr. James should serve as a director based on his extensive knowledge of alternative energy investments and business development relationships.

Our Board held nine meetings (four in person and five telephonically) during 2009.  The independent members of the Board also met in executive sessions without management at two of the meetings.  No director attended less than 75% of the Board meetings or committee meetings for which such director was a member  in 2009.

There was no annual shareholders meeting in 2009.  While the Company has previously issued information statements pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is required to hold an annual shareholders meeting in 2010 due to the listing requirements of NASDAQ.

Director Nominations

Our Nomination and Governance Committee has three members: Mr. Fuhr, who serves as the Chairperson, Mr. Baker and Mr. Snyder.  Mr. Snyder was the Chairperson of the Nomination and Governance Committee until February 2010, at which time Mr. Fuhr became the Chairperson.  All members are independent directors pursuant to the rules adopted by the Securities and Exchange Commission (“SEC”) applicable to the corporate governance standards for companies listed on the NASDAQ Stock Exchange (“Independent Directors”).  The Nomination and Governance Committee assists the Board of Directors by recommending candidates for Officer positions and vacancies on the Board of Directors, developing and recommending corporate governance principles and taking leadership roles in shaping our corporate governance.  The Nomination and Governance Committee met three times during 2009.  The Nomination and Governance Committee’s charter is available on our website at http://www.ener1.com.  After the Annual Meeting, assuming the following are elected as directors, the Board intends to appoint the following directors to our Nomination and Governance Committee: Ms. Brownwell, who will serve as the Chairperson, Mr. Snyder and Mr. Shekshnia.  Ms. Brownwell, Mr. Snyder, and Mr. Shekshnia will be Independent Directors.

The Board will consider director nominees recommended by our shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board must send a written notice by mail, c/o 1540 Broadway, Suite 25C, New York, New York 10036, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of our common stock beneficially owned (as defined by section 13(d) of the Exchange Act) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy or information statement to shareholders pursuant to section 14(a) or 14(c) of the Exchange Act; and (4) the name and address (business and residence) of the shareholder making the recommendation and the number of shares of the common stock of the Company beneficially owned (as defined by section 13(d) of the Exchange Act) by the shareholder making the recommendation.  The Company or the Board may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company.  Shareholder recommendations for the annual meeting of shareholders in 2011 will be considered only if received by October 1, 2011.

The Board will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee.  The Board believes that a nominee recommended for a position on the Board must have an appropriate set of characteristics, experiences, diverse perspectives and skills.  For a new potential Board member, the Board will in the first instance consider the independence of the potential member and the appropriate size of the Board and then the qualifications of the proposed member.  Qualifications of a prospective nominee that may be considered by the Board include:

•	Personal integrity and high ethical character;
•	Professional excellence;
•	Accountability and responsiveness;
•	Absence of conflicts of interest;
•	Fresh intellectual perspectives and ideas; and
•	Relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.

Our Board does not have a formal written policy with respect to Board diversity.  However the Charter for the Nomination and Governance Committee provides that the Committee may, as it deems appropriate, review and make recommendations regarding the composition and size of the Board of Directors in order to ensure that the Board has the requisite experience and that its membership consists of persons with sufficient diverse and independent backgrounds.

The Company did not receive, as of November 1, 2010, any recommended nominee from any shareholder.

Independence

Our Board consists of a majority of directors who qualify as Independent Directors.

Each year, our Board reviews whether members meet the definition of independence in accordance with applicable SEC and NASDAQ rules.

In February 2010, our Nomination and Governance Committee reviewed each director’s response to a questionnaire asking about his relationships with the Company (and those of their immediate family members) and other potential conflicts and determined that, as of such date, all directors, except for Mr. Gassenheimer, who serves as the Chairman of the Board and our Chief Executive Officer, Dr. Peter Novak, who serves as our Senior Technical Advisor, and Mr. Mark D’Anastasio, who provides consulting services, qualified as independent.  All of the director nominees, except for Mr. Gassenheimer, who continues to serve as the Chairman of the Board and our Chief Executive Officer, and Mr. Boris Zingarevich, who is a director of Ener1 Group and an indirect beneficial owner of Bzinfin, S.A. (“Bzinfin”), the sole shareholder of Ener1 Group, qualify as independent.

No Rights of Appraisal for Dissenters

Under applicable law, the Company’s dissenting shareholders are not entitled to appraisal rights with respect to the matters being voted upon at the Annual Meeting, and the Company will not independently provide its shareholders with any such right.

Audit Committee and Committee Report

The Company has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act.  Our Audit Committee has three members: Mr. Karl Gruns, who serves as the Chairperson, Mr. Ludovico Manfredi and Mr. Fuhr. All members are Independent Directors.  The Board of Directors has determined that Mr. Gruns meets the SEC criteria and definition of an “audit committee financial expert” pursuant to Item 407(d) of Regulation S-K.  After the Annual Meeting (and assuming they are elected as directors), the Board intends to appoint the following persons to our Audit Committee: Mr. Fuhr, who will also serve as the Chairperson, Mr. Snyder and Ms. Brownwell.  It is expected that Mr. Fuhr, Mr. Snyder and Ms. Brownwell will continue to qualify as Independent Directors through the date of their appointment.  The Board has determined that Mr. Fuhr meets the SEC criteria and definition of an “audit committee financial expert” pursuant to Item 407(d) of Regulation S-K.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to our accounting and financial reporting processes and audits of our financial statements by monitoring the integrity of our financial statements, the independence and qualifications of our external auditors, our system of internal controls, the performance of our external auditors and our compliance with laws, regulations and our Code of Conduct.  The Audit Committee met 21 times during 2009.  The Audit Committee’s charter is available on our website at http://www.ener1.com.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  Also, the Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company and has received the written disclosures and letter required to be furnished by the independent auditors in accordance with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Respectfully submitted,

Mr. Karl Gruns, Chairman
Mr. Ludovico Manfredi, and
Mr. Elliot Fuhr.

Board Leadership Structure and Role in Risk Oversight

Mr. Charles Gassenheimer serves as the Chief Executive Officer of the Company as well as the Chairman of the Board.

Mr. Thomas Snyder has been appointed as the Lead Independent Director to the Board.  Mr. Snyder provides leadership to ensure that the Board functions independently of management of the Company and other non-Independent Directors.  Mr. Snyder reviews items of importance for consideration by the Board with Mr. Gassenheimer as Chairman of the Board and Chief Executive Officer of the Company.  Mr. Snyder leads regularly scheduled meetings of the Independent Directors for which management is not present and represents such directors in discussions with the management of the Company on corporate governance issues and other matters.  The Company has determined that its leadership structure is appropriate based on the size of the Company and the nature of its business.

The Board recognizes the importance of having procedures in place to ensure the effective and independent operation of the Board and has implemented the following policies in furtherance of such goals.  The Board has complete access to management of the Company.  The Board requires timely and accurate reporting from management and regularly reviews the quality of management’s reports.  Mr. Gassenheimer, as Chairman of the Board, monitors the nature and timeliness of information requested by and provided by management to the Board to determine if the Board can be more effective in identifying problems and opportunities for the Company.  In addition, individual directors and the Board committees may engage external advisors at the Company’s expense in appropriate circumstances.

2009 Director Compensation

The following table sets forth information regarding Directors’ compensation during 2009:

				All other	Total fees
	Board		Committee	compensation	earned or
Name	retainer	Committee chaired	chair fees	(1)	paid in cash

Kenneth Baker	$40,000	Compensation	$10,000	$-	$50,000
Marshall Cogan	$40,000		$-	$-	$40,000
Mark D'Anastasio	$-		$-	$1,030,130	$1,030,130
Elliot Fuhr	$40,000		$-	$-	$40,000
Karl Gruns	$40,000	Audit	$10,000	$-	$50,000
Ludovico Manfredi	$40,000		$-	$-	$40,000
Thomas Snyder	$40,000	Nomination and Governance	$10,000	$-	$50,000

(1)            Mr. Mark D’Anastasio is not an Independent Director as we pay him through his company Emerging Markets Communications for government and media relations consulting services.  Included in this amount is a one-time bonus of $350,000 approved by the Board of Directors.  He does not receive any other compensation for his services other than reimbursement for travel related expenses to attend meetings.

Each Independent Director was paid $40,000, in cash, as the annual Board retainer fee and reimbursed for travel expenses to attend Board and committee meetings.  Independent Directors who also serve as a committee chairperson were paid $10,000, in cash, as the annual committee chair fee.  Each Independent Director is also entitled to participate in our equity compensation plans which provide for the grant of stock options for each year the director serves as a member of the Board, at an exercise price equal to the fair market value of our common stock on the date of grant.

Communications with the Board of Directors

Our shareholders and other interested parties may communicate with the Board, including the Independent Directors, by sending written communication to the directors c/o the Chairman of the Board, 1540 Broadway, Suite 25C, New York, New York 10036.  All such communications will be reviewed by the Chairman, or his designee, to determine which communications will be forwarded to the directors.  All communications will be forwarded except those that are related to Company products and services, are solicitations, or otherwise relate to improper or irrelevant topics, as determined in the sole discretion of the Chairman, or his designee.

The Chairman shall maintain and provide copies of all such communications received and determined to be forwarded to the Board in advance of each of its meetings.  In addition, the Chairman will indicate to the Board the general nature of communications that were not determined to be forwarded and such communications will be held until each Board meeting to be reviewed by any interested director.

EXECUTIVE OFFICERS

The following table sets forth information concerning the Executive Officers of the Company.

Name	Age	Position
Charles Gassenheimer	37	Chief Executive Officer and Chairman of the Board
Jeffrey Seidel	48	Chief Financial Officer
Richard Stanley	53	Chief Operating Officer; President, EnerDel, Inc.
Naoki Ota	43	Chief Technology Officer
Ulrik Grape	49	Executive Vice President; President, Ener1 Europe
Nicholas Brunero	32	Vice President and General Counsel
Robert Kamischke	55	Chief Accounting Officer; Vice President of Finance

Charles Gassenheimer – Biography listed above in “Election of Directors” section.

Jeffrey Seidel joined the Company in October 2008 as Vice President of Corporate Strategy, was promoted to Chief Strategy Officer in January 2010 and to Chief Financial Officer in September 2010.  Prior to joining the Company, Mr. Seidel spent 19 years with Credit Suisse, where he was global head of convertible research.  He had additional responsibilities for proprietary risk management of convertible bonds including growth companies from the alternative energy sector.  Mr. Seidel has a Bachelor’s degree in Economics from Kenyon College and a Masters of Business Administration in Finance and International Business from New York University.

Richard Stanley has been the President of EnerDel since September 2009 and became our Chief Operating Officer in September 2010.  Mr. Stanley has 30 years of global manufacturing and management experience and a record of creating new business lines. Previously, Mr. Stanley served as president of Remy, Inc., the largest division of Remy International, where he oversaw organic growth, new customer development and corporate acquisitions. At Remy, Mr. Stanley also gained experience in emerging markets and technologies working in the field of hybrid vehicle supply and has spent the past two years at ATC Technology Corporation, as president of their drivetrain division.  Prior to serving as president, Mr. Stanley was vice president and general manager of automotive systems at Remy International. Mr. Stanley holds a B.S. in Mechanical Engineering from the Rose-Hulman Institute of Technology, and an M.S. in Manufacturing Management from Kettering University.

Naoki Ota has been our Chief Operating Officer since November 2007 and was named our Chief Technology Officer in September 2010.  Mr. Ota has been the President and Chief Operating Officer of our EnerDel subsidiary since July 2005.  He has over 15 years of management, technical, operations and marketing experience in lithium-ion battery production and related industries. From May 2004 to April 2005, Mr. Ota was senior manager of technology marketing for Hitachi Chemical Research Center, Inc. After 8 years of experience in the lithium-ion business in Japan from 1991 to 1999, he was with Quallion, LLC, a manufacturer of batteries for medical implants and aerospace applications. At Quallion, from November 1999 to March 2004, Mr. Ota held senior management positions in advanced material resources, application engineering and marketing and strategic planning.  He also has experience as a consultant for sourcing advanced materials for lithium batteries and other electrochemical devices. Mr. Ota earned a Bachelor of Applied Chemistry degree from Osaka Prefacture University, Japan.

Ulrik Grape has been our Executive Vice President and Chief Executive Officer of EnerDel since January 2006 and in September 2009 was also appointed President of Ener1 Europe.   This division was created to meet growing demand for electric drive and battery technology among top European automakers as well as other business opportunities involving energy storage applications.  From 2004 to 2005, Mr. Grape was business development manager for Gold Peak Industries (N.A.), Inc. in connection with a joint venture between Gold Peak and Danionics A/S.  From 1994 to 2004, Mr. Grape was employed by Danionics A/S, an international lithium battery company headquartered in Denmark, where he was sales and marketing director and vice president, U.S. Prior to that, he was managing director for Volund A/S, a privately held Danish industrial group manufacturing mobile access platforms and other structures, and associate at Trap & Kornum A/S, a mergers and acquisition firm operating in the Scandinavian market. Mr. Grape earned a Bachelor's degree in International Politics and Affairs from Georgetown University and a Masters of Business Administration degree from French business school INSEAD.

Nicholas Brunero has been our Vice President and General Counsel since January 2010, and was previously Vice President and Deputy General Counsel from March 2008 to December 2009.  Mr. Brunero also serves as Corporate Secretary and as a member of the Company’s Intellectual Property Committee.  From 2003 to 2008, Mr. Brunero was an attorney at the law firm of Duval & Stachenfeld LLP in New York, where his practice focused primarily on the representation of financial institutions and individuals in connection with commercial litigations, NASD and NYSE securities arbitrations, and SEC and FINRA investigations. Mr. Brunero received his Bachelors of Arts degree from Bates College and his Juris Doctorate degree from Brooklyn Law School.

Robert Kamischke has been our Chief Accounting Officer and Vice President of Finance since September 2010.  Mr. Kamischke previously served the Company as the Chief Financial Officer, Controller, and Chief Information Officer of EnerDel, Inc. since November 2008.  His financial leadership and strategic planning acumen has played an instrumental role in EnerDel’s rapid transformation from a technology start-up firm to a commercial producer of lithium-ion battery energy storage systems.  Mr. Kamischke brings a breadth of experience from an award-winning 31-year career at General Motors (GM), where he worked until 2008. At GM, he led several high performance teams across multiple business units while serving on the Corporate Controllers staff. His diverse assignments include Finance Director of a major GM Parts Division, Chief Financial Officer and Treasurer of a mid-sized foreign manufacturing subsidiary, Controller responsibilities for the Pontiac, Michigan, full-size truck assembly plant, and creating and implementing the GM Service Parts Accessory Distributor network. Mr. Kamischke notably served as Director of Finance and Strategy for the storied GM EV1 components business unit which developed electric drive train and battery energy storage systems in the mid 1990s.  Mr. Kamischke holds a Bachelor’s degree in Accounting from Northern Michigan University and an MS in Manufacturing Management from Kettering University.

EXECUTIVE COMPENSATION

Compensation Committee

The Board has established a Compensation Committee whose members are Mr. Baker, who serves as the Chairperson, Mr. Manfredi and Mr. Fuhr.  All members are Independent Directors.  The Compensation Committee administers and determines eligibility for, and makes awards under, our stock based compensation plans.  The Compensation Committee also reviews and evaluates our executive compensation packages, including salaries, bonus participation percentages and other compensation as deemed necessary.   The Compensation Committee has full authority on these matters.  In 2009, the Compensation Committee hired Towers Watson as a compensation consultant.  Towers Watson was engaged to perform a comparative analysis with our peer companies with respect to the compensation of our Chief Executive Officer and the independent members of our Board of Directors.  Towers Watson received approximately $22,400 from the Company for such services.  The Compensation Committee is entitled to delegate its authority to a subcommittee.   The Compensation Committee met five times during 2009.  The Compensation Committee’s charter is available on our website at http://www.ener1.com.  After the Annual Meeting (and assuming they are elected as directors), the Board intends to appoint the following persons to the Compensation Committee: Mr. Shekshnia, who will serve as the Chairperson, Mr. Snyder and Mr. James.  It is expected that Mr. Shekshnia, Mr. Snyder and Mr. James will continue to qualify as Independent Directors through the date of their appointment.

Objectives and Principles of Ener1’s Executive Compensation Program

The executive compensation program is designed to achieve the following objectives:

•	Attract, motivate and retain talented executives critical to the success of the Company and the execution of the business strategy;

•
Establish performance objectives that link incentive compensation to the achievement of key operating goals and strategic goals, while maintaining a level of risk-taking behavior consistent with the Company’s business; and

•	Provide compensation that aligns the long-term interest of the executives with shareholders through long-term equity incentives.

The Compensation Committee considers the following in discharging their responsibilities to the Company and our shareholders:

•
Establish and review the overall compensation philosophy of the Company to ensure clear ties to shareholder interests and appropriately factor in and balance any risks that may exist in connection with compensation packages for executives at the Company.

•	Review and approve corporate goals and objectives relevant to the executives’ compensation including performance objectives.

•
When necessary and deemed appropriate, engage outside compensation consulting firms to assist in evaluating appropriate compensation packages and benchmarking, and to consider the Company’s overall and specific compensation strategy and packages relative to companies in comparable industries and of the same relative size to our Company.

•
Evaluate the performance of the executives in light of the established criteria and, based on such evaluation, review and approve the annual salary, bonus, stock options and other benefits, direct and indirect, of the executives.

•
Upon receipt from the Chief Executive Officer of the annual summary evaluations of the performance of other Executive Officers, review and approve their annual salary, bonus, stock option and other benefits, direct and indirect.

•	Approve the grant of stock options company-wide, and recommend the adoption or changes to the Company’s stock option plans to the shareholders for approval, when required.

•	In connection with executive compensation plans:

•	review and recommend to the Board of Directors new executive compensation programs;

•	review the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose;

•	establish and review policies for the administration of executive compensation programs; and

•	take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executives and corporate performance.

•	Review recommendations from the Chief Executive Officer for management succession planning, when necessary.

•
Review and make recommendations to the Board of Directors, or approve any contracts or other transactions with current or former Executive Officers of the Company, including consulting arrangements, employment contracts, severance or termination arrangements.

Compensation Program Elements

Our executive compensation program consists of three principal elements: base salary, annual cash bonus and long-term equity incentive compensation in the form of stock options and/or restricted stock awards.  All of our officers generally participate in each element of the program at different levels or percentages.  One of the Company’s goals is to make sure that our compensation program is in line with compensation plans for companies in comparable industries and of the same relative size to our Company. The Company believes that its executive compensation program is consistent with the compensation philosophy of providing competitive compensation with appropriate incentive and equity-based components, without promoting inappropriate risk taking.

Base salary

Base salary is reviewed annually.  It is the only portion of the executive’s compensation that is fixed.  Base salary is targeted to be in the median range of base salaries of individuals with similar positions for companies in comparable industries and of the same relative size to our Company.

Annual bonus

Annual bonus opportunities are designed to link executive pay to certain financial targets.  These bonuses are based on the annual salary multiplied by the participation percentage assigned to each level, multiplied by a factor based on the achievement of the selected financial targets.  For example:

$500,000	Annual Base Salary paid during the year
100%	Participation Percentage
0.5	Payout Factor based on achievement of goals

$250,000	Annual Bonus

Each participant is assigned a participation rate based on their position with the Company.  The participation rates for 2009, expressed as a percentage of base salary, were:

Charles Gassenheimer	100%
Gerard Herlihy	25%
Richard Stanley	50%
Ulrik Grape	25%
Dr. Peter Novak	N/A

The payout factor is based on the achievement of a predetermined amount of gross revenues or the overachievement thereof.  For 2009, based on the gross revenue of the Company, only one-half of the above target percentages were paid out as annual bonuses.  Dr. Peter Novak, our former President and Chief Technology Officer, did not participate in this portion of our executive compensation program in 2009.

Long-Term Equity Incentive Compensation

Stock based compensation in the form of stock options and/or restricted stock awards is designed to align the interests of its executives with the interest of its shareholders and to reward executives for the achievement of long term strategic objectives.  These awards may be incentive based with vesting determined only by time served and/or performance based and tied to achievement of specified goals or objectives.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee has three members:  Mr. Baker, who serves as the Chairperson, Mr. Manfredi and Mr. Fuhr.  All members are Independent Directors. After the Annual Meeting (and assuming they are elected as directors), the Board intends to appoint the following persons to the Compensation Committee:  Mr. Shekshnia, who will also serve as the Chairperson, Mr. Snyder and Mr. James.  It is expected that Mr. Shekshnia, Mr. Snyder and Mr. James will continue to qualify as Independent Directors through the date of their appointment.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such reviews and discussion, have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

Kenneth Baker, Chairman
Ludovico Manfredi
Elliot Fuhr

Summary Compensation Table

The following table sets forth information concerning the compensation of the Company’s principal executive officer, principal financial officer and three most highly compensated executive officers (collectively, the “Named Executive Officers”) during the years ended December 31, 2009, 2008 and 2007.

									All Other
		Salary	Bonus		Stock awards		Option awards		Compensation		Total
Name and principal position	Year	($)	($)		($)		($)		($)		($)

Charles Gassenheimer	2009	$500,000	$250,000	(6)	-		$1,660,000	(7)	$-		$2,410,000
Chief Executive Officer (1)	2008	500,000	-		-		-		-		500,000
	2007	300,000	-		-		610,004	(7)	-		910,004

Gerard Herlihy	2009	250,000	31,250	(6)	-		107,100	(8)	-		388,350
Former Chief Financial Officer (2)	2008	250,000	-		-		170,003	(8)	-		420,003
	2007	200,000	12,500		-		305,002	(8)	-		517,502

Richard Stanley	2009	105,000	26,250	(6)	$207,000	(9)	484,000	(9)	-		822,250
Chief Operating Officer (3)	2008	-	-		-		-		-		-
	2007	-	-		-		-		-		-

Ulrik Grape	2009	300,000	37,500	(6)	-		107,100	(10)	-		444,600
Executive Vice President (4)	2008	300,000	-		-		170,003	(10)	-		470,003
	2007	250,000	25,000		-		366,003	(10)	-		641,003

Dr. Peter Novak	2009	430,000	-		-		-		5,950	(11)	435,950
Former Chief Technology Officer	2008	430,000	-		-		-		5,950	(11)	435,950
and Former President (5)	2007	415,540	215,000		-		-		35,599	(11)	666,139

(1)	Mr. Gassenheimer was appointed Chief Executive Officer since August 2008 in addition to his role as Chairman of the Board.

(2)
Mr. Herlihy was our Chief Financial Officer from November 2007 through September 2010 and for the period from January 2006 through October 2006.  During the period from October 2006 through October 2007, Mr. Herlihy had been directing our media and investor relations and external reporting.

(3)	Mr. Stanley was named Chief Operating Officer in September 2010 and has been the President of EnerDel since September 2009.

(4)	Mr. Grape has been our Executive Vice President since January 2006.

(5)
Dr. Novak resigned as Chief Executive Officer in August 2008 and was appointed Chief Technology Officer in August 2008.  Dr. Novak resigned as President and Chief Technology Officer in March 2010 and remains with the Company as an employee with the title Senior Technical Advisor.  Dr. Novak had been serving as Chief Executive Officer since December 2006.  He does not receive any compensation for his services as a Director.

(6)
In August 2009, the Board of Directors approved the terms and conditions of the 2009 Annual Incentive Program, which allows participating individuals to earn a cash incentive bonus, depending on their position and achieving certain financial related targets as discussed in the Executive Compensation section below.  These amounts were earned, but not paid as of December 31, 2009, and were paid during 2010.

(7)
During 2009 and 2007, Mr. Gassenheimer was awarded options to purchase up to 400,000 shares and 142,857 shares, respectively, of our common stock.  The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model.  Cross-reference is made to Part II, Item 8, Note 16, Stock Based Compensation, of the Company’s Form 10-K for the year ended December 31, 2009 for assumptions made in the valuation of these options.

(8)
During 2009, 2008 and 2007, Mr. Herlihy was awarded options to purchase up to 35,000 shares, 35,715 shares and 71,429 shares, respectively, of our common stock.  The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model.  Cross-reference is made to Part II, Item 8, Note 16, Stock Based Compensation, of the Company's Form 10-K for the year ended December 31, 2009 for assumptions made in the valuation of these options.

(9)
During 2009, Mr. Stanley was awarded 30,000 shares of restricted stock and the fair value was determined at the grant date, based on the closing price of our common stock.  The restriction on the shares vests ratably over three years.  Also, in 2009, Mr. Stanley was awarded options to purchase up to 100,000 shares of our common stock.  The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model.  Cross-reference is made to Part II, Item 8, Note 16, Stock Based Compensation, of the Company’s Form 10-K for the year ended December 31, 2009 for assumptions made in the valuation of these options.

(10)
During 2009, 2008 and 2007, Mr. Grape was awarded options to purchase up to 35,000 shares, 35,715 shares and 85,715 shares, respectively, of our common stock.  The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model.  Cross-reference is made to Part II, Item 8, Note 16, Stock Based Compensation, of the Company’s Form 10-K for the year ended December 31, 2009 for assumptions made in the valuation of these options.  During 2009, 2008 and 2007, Mr. Grape forfeited performance options to purchase up to 17,143 shares, 25,714 shares and 8,572 shares of our common stock, respectively.

(11)	Represents employee life insurance premiums paid in 2009, 2008 and 2007 and automobile related payments in 2007.

The following table supplements the disclosures set forth in columns titled Stock Awards and Option Awards of the Summary Compensation Table:

Grants of Plan-Based Awards
		All other	All other
		stock	option		Grant date
		awards:	awards:	Exercise or	fair value of
		Number of	Number of	base price	stock and
		shares of	securities	of options	options
		stock or	underlying	awards	awards
Name	Grant date	units (#)	options (#)	($/Sh)	(1)
Charles Gassenheimer	2/17/2009	-	200,000	$4.05	$652,000
	5/19/2009	-	200,000	$6.55	$1,008,000

Gerard Herlihy	2/17/2009	-	35,000	$4.05	$107,100

Richard Stanley	9/14/2009	30,000	-	$6.90	$207,000
	9/14/2009	-	100,000	$6.90	$484,000

Ulrik Grape	2/17/2009	-	35,000	$4.05	$107,100

Dr. Peter Novak		-	-	$-	$-

(1)
The grant date fair value of stock awards reflects the full market value (the closing of the Company’s common stock on the NASDAQ Global Market) on the date of grant.  The grant date fair value of option awards was estimated using the Black-Scholes option pricing model.  Cross-reference is made to Part II, Item 8, Note 16, Stock Based Compensation, of the Company’s Form 10-K for the year ended December 31, 2009 for assumptions made in the valuation of these options.

In addition to the foregoing grants, each Named Executive Officer, except for Dr. Novak, participated in the 2009 Program, as described in our Annual Report on Form 10-K for the year ended December 31, 2009.  The 2009 Program is designed to link executive pay to the achievement of certain financial targets of the Company.  Each participant is assigned a participation rate as a percentage of salary for purposes of calculating bonus payouts, if any.  For purposes of the 2009 Program, the financial target is based on gross revenues, as defined in the 2009 Program.  The calculation of the amount payable under the 2009 Program, as described in our Annual Report on Form 10-K for the year ended December 31, 2009, is based on factors that could range from 0.5 to 1.5 in increments of 0.5.

The following table is intended to supplement and enhance the understanding of equity compensation that has been previously awarded and remains outstanding.  There have been no options exercised by any Named Executive Officers and no shares of restricted stock vested for any Named Executive Officers during the last fiscal year.

	Options awards						Stock Awards
								(5)
				(2)			(4)	Equity incentive
				Equity incentive			Equity incentive	plan awards:
			(1)	plan awards:			plan awards:	market or
	Number of		Number of	number of			number of	payout value of
	securities		securities	securities			unearned	unearned
	underlying		underlying	underlying	Option		shares, units or	shares, units or
	unexercised		unexercised	unexercised	exercise	Option	other rights	other rights
	options (#)		options (#)	unearned	price	expiration	that have not	that have not
Name	exercisable		unexercisable	options (#)	($)	date	vested (#)	vested ($)
Charles Gassenheimer	142,858		-	-	$4.90	12/19/12	-	-
Charles Gassenheimer	200,000		-	-	$4.05	02/17/14	-	-
Charles Gassenheimer	-		-	200,000	$6.55	05/19/14	-	-

Gerard Herlihy	35,715		-	-	$2.17	10/16/16	-	-
Gerard Herlihy	47,620		23,809	-	$4.90	12/19/12	-	-
Gerard Herlihy	-		-	35,000	$4.05	02/17/14	-	-

Richard Stanley	-		-	100,000	$6.90	9/14/2014	30,000	$190,200

Ulrik Grape	35,715		-	-	$2.17	10/16/16	-	-
Ulrik Grape	28,571		14,286	-	$4.90	12/19/12	-	-
Ulrik Grape	45,714		2,857	-	$1.61	12/21/11	-	-
Ulrik Grape	28,572		-	-	$1.61	12/21/11	-	-
Ulrik Grape	142,858	(3)	-	-	$3.43	10/01/15	-	-
Ulrik Grape	-		-	35,000	$4.05	02/17/14	-	-

Dr. Peter Novak	-		-	-	$-		-	-

Outstanding Equity Awards at Fiscal Year-End 2009

(1)	Options will vest in December 2010.

(2)
Unearned options are subject to specifically identified performance criteria.  Upon achievement of the performance criteria, the options will become earned and will vest one-third per year over a three year period.

(3)	Options are not exercisable until annual revenue of our EnerDel subsidiary exceeds $5.6 million. This revenue target has not yet been met.

(4)	During 2009, restricted shares were awarded. The restriction on the shares vest ratably over three years.

(5)
The price used to calculate the market value of outstanding shares was $6.34, the closing price of the Company’s common stock on the Nasdaq Global Market on December 31, 2009, the last trading day of the year.

Employment Agreements and Other Compensation Agreements

In the event of a change of control, as defined in our active stock option plans, outstanding awards of options, restricted shares or other forms of stock based compensation become immediately exercisable and vested.

Charles Gassenheimer

In February 2007, the Company entered into an agreement with Ener1 Group to reimburse Ener1 Group for $300,000 of Mr. Gassenheimer’s annual compensation, paid by Ener1 Group.  Such reimbursement amount was determined and approved by the Board of Directors.  In January 2008, the Board of Directors approved an increase in the reimbursement amount from $300,000 to $500,000 based on an increase in the amount of time Mr. Gassenheimer dedicates to matters of the Company.

On June 22, 2010, the Company entered into an employment agreement with Mr. Gassenheimer.  The term of the agreement is for three years which will be automatically renewed for one year periods unless notice is provided six months in advance of the expiration of the initial term or the then current renewal term. Under the agreement, Mr. Gassenheimer will be entitled to an annual base salary of $600,000, which shall be redetermined annually by the Compensation Committee, plus all other employee benefits and incentive compensation plans offered by the Company. In addition, Mr. Gassenheimer may from time to time be eligible to earn annual bonuses and may from time to time be granted equity based awards.

If Mr. Gassenheimer is terminated by the Company without cause or Mr. Gassenheimer resigns for good reason, and if Mr. Gassenheimer executes and delivers a release to the Company, he will be entitled to severance equal to his base salary plus payment of continued benefits for 12 months and all stock options will be exercisable for 3 months after termination of employment. Such payment of base salary shall be paid out in a lump sum on the later of first payroll date after the date of termination or the seventh day after the release is executed and delivered to the Company; provided, however, if the Company has not provided Mr. Gassenheimer with a form of release by February 1st following the calendar year in which the date of termination occurs, then such amount shall be paid out no later than March 15th following the calendar year in which the date of termination occurs.

If within three months before and 12 months after a change in control event Mr. Gassenheimer is terminated by the Company without cause or resigns for good reason, and if Mr. Gassenheimer executes and delivers a release to the Company, he will be entitled to severance equal to one and one half times his base salary plus payment of continued benefits for 18 months, and all stock options and restricted stock previously granted to him under the Company’s stock incentive plans will vest immediately and all stock options will be exercisable for 3 months after termination of employment. Such payment of one and one half times base salary shall be paid out in a lump sum on the later of first payroll date after the date of termination or the seventh day after the release is executed and delivered to the Company; provided, however, if the Company has not provided Mr. Gassenheimer with a form of release by February 1st following the calendar year in which the date of termination occurs, then such amount shall be paid out no later than March 15th following the calendar year in which the date of termination occurs.

If Mr. Gassenheimer’s employment terminates for any other reason, he is not entitled to any severance under the terms of the Agreement.  Please see the Form 8-K filed by the Company on June 22, 2010 for more information regarding the employment agreement with Mr. Gassenheimer.

Gerard Herlihy

Mr. Herlihy’s annual salary has been $250,000 for the last three years.  In 2007, Splinex Technology, Inc., a related party, paid $50,000 of Mr. Herlihy’s salary for time Mr. Herlihy dedicated to Splinex matters.

Richard Stanley

In September 2009, as part of Mr. Stanley’s compensation, he was provided with a severance payout equal to six month’s salary in the event of a termination without cause and, in case of such event, the 30,000 shares of restricted stock awarded in September 2009 will immediately vest.

Ulrik Grape

In July 2005, EnerDel entered into an employment agreement with Mr. Grape, under which Mr. Grape serves as its Chief Executive Officer.  Mr. Grape’s salary under the agreement was initially $250,000 per year.  In the event of a termination without cause or termination by Mr. Grape with good reason (as defined in the agreement), Mr. Grape is entitled to a severance payout of his base salary for a period of six months.

In December 2007, the Board of Directors increased Mr. Grape’s salary from $250,000 to $300,000 in recognition of his contributions to the Company and the expanded role undertaken in the area of global sales, marketing and business development for the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of our common stock, to file reports of beneficial ownership and changes in beneficial ownership of our common stock with the SEC on Forms 3, 4 and 5.  Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of copies of such reports (and amendments thereto) which we have received during the year ended December 31, 2009, and written representations of the persons required to file said reports, we believe that all reporting persons complied with these reporting requirements during fiscal year 2009 except for the following late reports, each of which was due to administrative delay: Ener1 Group filed a delinquent Form 4 in September 2009 to report transfers of warrants from January through August 2009; Bzinfin , S.A. (“Bzinfin”) filed a delinquent Form 4 in September 2009 to report receipt of warrants from May through August 2009; two stock option awards for Charles Gassenheimer which were subsequently reported on delinquent Form 4’s in March and November 2009; one stock option award and one forfeiture of stock options for Gerard Herlihy which were subsequently reported on delinquent Form 4’s in March and August 2009; one stock option award and four forfeitures of stock options for Naoki Ota which were subsequently reported on delinquent Form 4’s in March 2009, August 2009 and March 2010; one stock option award and four forfeitures of stock options for Ulrik Grape which were subsequently reported on delinquent Form 4’s in March 2009, August 2009 and March 2010 and sales of our common stock by Mr. Grape which was subsequently reported on delinquent Form 4 in November 2009; and a delinquent Form 4 for Thomas Snyder for a stock option award for December 2008 which was subsequently reported in March 2010.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF / SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table set forth below contains information as of November 1, 2010, regarding the beneficial ownership of the Company’s common stock held by shareholders whom we believe beneficially own more than five percent and each director, each director nominee, each executive officer referred to in Item 402(a)(3) of Regulation S-K (the “Named Executive Officers”) and our directors and Named Executive Officers as a group, regardless of beneficial ownership percentages.   Except as described below, we know of no person that beneficially owns more than five percent of our outstanding common stock.

As of November 1, 2010, 162,671,465 shares of our common stock were outstanding. Except as otherwise noted below, each person or entity named in the following table has the sole voting and investment power with respect to all shares of common stock that such person beneficially owns. The holders of our common stock are entitled to one vote for each share on matters submitted to our shareholders for a vote. Except as otherwise noted below, the address of each person or entity named in the following table is c/o Ener1, Inc., 1540 Broadway, Suite 25C, New York, New York 10036.

	Amount Of		Percent
	Beneficial		of
Name	Ownership		Class
Boris Zingarevich	111,308,678	(1)	57.6%
Ener1 Group, Inc.	95,486,705	(2)	51.2%
Bzinfin, S.A.	15,821,973	(3)	9.3%
Green1 LLC	12,000,000		7.4%
1450 South Miami Avenue, Miami, FL 33130
Mike Zoi	12,062,048	(4)	7.4%
1450 South Miami Avenue, Miami, FL 33130
Anchorage Capital Master Offshore, Ltd.	8,354,427	(5)	5.1%
610 Broadway, 6th Floor, New York, NY 10012	-
ITOCHU Corporation	8,263,046	(6)	5.0%
2-5-1 Itochu Building 11F, Kita-Aoyama 2-chome,
Minato-Ku, Tokyo 107-0061
Charles Gassenheimer	860,001	(7) (18)	*
Kenneth Baker	47,858	(8)	*
Marshall Cogan	16,905	(9)	*
Mark D'Anastasio	-		*
Elliot Fuhr	33,572	(10)	*
Karl Gruns	65,001	(11)	*
Ludovico Manfredi	42,144	(12)	*
Dr. Peter Novak	6,535,970	(13)	*
Thomas Snyder	47,858	(14)	*
Stanislav Shekshnia (19)	-		*
Nora Brownwell (19)	-		*
Greg Kasagawa (19)	-	(21)	*
Wilber James (19)	-	(20)	*
c/o Rockport Capital Partners, 160 Federal Street,
18th Floor, Boston MA 02110			*
Gerard Herlihy	131,644	(15)	*
Ulrik Grape	180,215	(16)	*
Directors and officers as a group (sixteen persons)	8,457,533	(17)	5.1%
* Less than 1%

Notes are on the following page.

Notes:
(1)
Boris Zingarevich is the beneficial owner of shares and warrants held by Ener1 Group and Bzinfin.  Amount includes 30,601,034 shares issuable under warrants exercisable during the 60 day period following November 1, 2010.

(2)	Includes 23,879,971 shares issuable under warrants exercisable during the 60 day period following November 1, 2010.
(3)	Includes 6,721,063 shares issuable under warrants exercisable during the 60 day period following November 1, 2010.
(4)	Mike Zoi is the beneficial owner of shaes held by Green1 LLC. Amount includes 62,048 shares issuable under warrants exercisable during the 60 day period following November 1, 2010.
(5)
Includes 228,572 shares issuable under outstanding warrants exercisable during the 60 day period following November 1, 2010. The information reported is pursuant to Schedule 13G filed by Anchorage Capital Masters Offshore, Ltd. on February 16, 2010.

(6)	Includes 2,793,466 shares issuable under convertible securities during the 60 day period following November 1, 2010.
(7)	Includes 554,287 shares issuable under outstanding options and warrants exercisable during the 60 day period following November 1, 2010.
(8)	Includes 47,858 shares issuable under outstanding options exercisable during the 60 day period following November 1, 2010.
(9)	Includes 16,905 shares issuable under outstanding options exercisable during the 60 day period following November 1, 2010.
(10)	Includes 33,572 shares issuable under outstanding options exercisable during the 60 day period following November 1, 2010.
(11)	Includes 57,858 shares issuable under outstanding options exercisable during the 60 day period following November 1, 2010.
(12)	Includes 42,144 shares issuable under outstanding options exercisable during the 60 day period following November 1, 2010.
(13)	Includes 279,054 shares issuable under outstanding warrants exercisable during the 60 day period following November 1, 2010.
(14)	Includes 47,858 shares issuable under outstanding options exercisable during the 60 day period following November 1, 2010.
(15)	Includes 131,644 shares issuable under outstanding options exercisable during the 60 day period following November 1, 2010.
(16)	Includes 180,215 shares issuable under outstanding options exercisable during the 60 day period following November 1, 2010.
(17)	Includes 1,867,465 shares issuable under outstanding options and warrants exercisable during the 60 day period following November 1, 2010.
(18)
The amount shown does not include common stock beneficially owned by Ener1 Group, a company of which Charles Gassenheimer’s a director. Mr. Gassenheimer owns warrants to purchase shares of Ener1 Group. Mr. Gassenheimer disclaims beneficial ownership of Ener1 common stock beneficially owned by Ener1 Group.

(19)	Board nominee
(20)
Wilber James is the managing partner of Rockport Capital Partners (“Rockport”). Mr. James disclaims beneficial ownership of 4,261,281 shares of Ener1 common stock held by investment partnership managed by Rockport.

(21)
Mr. Kasagawa is the Chief Operating Officer of the Aerospace and Industrial Systems Division of ITOCHU Corporation. Mr. Kasagawa disclaims beneficial ownership of the 8,263,046 shares of Ener1 common stock beneficially owned by ITOCHU Corporation.

TRANSACTIONS WITH RELATED PERSONS

Ener1 Group and Bzinfin Ownership Interest in Our Company

Ener1 Group and Bzinfin, the owner of Ener1 Group, collectively own approximately 49.6% of our outstanding common stock and, with warrants, beneficially own approximately 57.6% of our diluted shares outstanding.  Bzinfin directly holds approximately 5.6% of our outstanding common stock, while Ener1 Group directly holds approximately 44.0% of our outstanding common stock.  Boris Zingarevich, one of our current directors and a director nominee, is an indirect beneficial owner of Bzinfin, and holds dispositive and voting power over the common stock held by Bzinfin.  Dispositive and voting power over the common stock held by Ener1 Group is exercised by its board of directors, which consists of Charles Gassenheimer, Boris Zingarevich, and Mikhail Zingarevich

Shared Services between Ener1 and Ener1 Group

All of Mr. Gassenheimer’s salary for his services to both the Company and Ener1 Group were paid by Ener1 Group, with the Company reimbursing Ener1 Group $500,000 per year for the Company’s share of Mr. Gassenheimer’s annual compensation.  Such reimbursement amount, along with any increases or decreases to such reimbursement amount based on changes in the amount of time Mr. Gassenheimer dedicated to matters of the Company, were approved by the Board.

Ener1 Group and its subsidiaries have from time to time used various services and employees of ours and we have billed Ener1 Group and its subsidiaries for the costs of these services and employees. Similarly, we have from time to time used various services and employees of Ener1 Group and its subsidiaries and Ener1 Group has billed us for the costs of these services and employees.  During 2009, Ener1 Group and its subsidiaries billed us approximately $533,000 and we billed Ener1 Group and its subsidiaries approximately $38,000, in each case for services and employees of the other party.

Acquisition of Bzinfin’s Interest in Think Holdings, AS

In August 2009, we acquired from Bzinfin  approximately $3.0 million of debt issued by Think Global, AS, a Norwegian electric car manufacturer that is also a customer of EnerDel, plus 3,600,000 warrants issued by Think Global.  As consideration for these securities, we issued to Bzinfin  896,986 shares of our common stock, then valued at approximately $5.8 million.  As part of a restructuring by Think Global, we subsequently  exchanged the Think Global securities for 1,809,419 shares of Series B Convertible Preferred Stock and Series B Warrants of Think Holdings, AS, the holding company of Think Global.

Convertible Line of Credit

In December 2008, we obtained a $30,000,000 line of credit from Ener1 Group.  This line of credit had a term of 18 months and accrued interest at 8% per annum.  We were further obligated to issue to Ener1 Group warrants to purchase shares of our common stock each time an advance was made under this line of credit, with the number of warrants to be issued to equal the amount of such advance divided by $20, with an exercise price equal to $8.25 per share.

In August 2009, Ener1 Group assigned this line of credit to Bzinfin, and in connection with such assignment, we and Bzinfin amended and restated the terms of this line of credit.  Under the amended terms, the maturity date was extended and in consideration therefore, Bzinfin was given, among other rights, the right to convert the first $8.0 million borrowed under the line of credit (and any unpaid interest thereon) into shares of our common stock at a conversion price of $5.00 per share, and the right to convert any remaining amounts borrowed under the line of credit (and any unpaid interest thereon) into shares of our common stock at a conversion price of $6.00 per share.

In February 2010, we borrowed an additional $5.0 million under the amended line of credit and, in accordance with the terms of the amended line of credit, issued to Bzinfin warrants to purchase up to 250,000 shares of our common stock at an exercise price of $8.25 per share.

We did not repay the amount outstanding under the amended line of credit when it matured on July 1, 2010, as we were in negotiations at such time to amend the conversion terms of the amended line of credit.  On August 3, 2010, we agreed with Bzinfin that all the outstanding principal and accrued interest of approximately $18.4 million under the line of credit would be converted into 5,398,785 shares of our common stock at the amended conversion price of $3.40 per share.

In addition, as an inducement to agree to the amended conversion terms, we issued to Bzinfin a warrant to purchase up to 863,806 shares of our common stock at an exercise price of $3.40 per share and a warrant to purchase up to 1,457,672 shares of our common stock at an exercise price of $4.25 per share.

From July 2, 2010 to August 2, 2010, interest accrued on the outstanding amounts under the amended line of credit at an annual rate of 15%.  We agreed to make a cash payment on behalf of Bzinfin equal to the withholding taxes that Bzinfin must pay with respect to the total interest paid under the amended line of credit from February 2009, the date of inception, to August 2, 2010, the date of conversion, of approximately $527,000.

Sales of Our Securities to Ener1 Group

 On June 9, 2010, we sold to Ener1 Group 18,678,161 shares of our common stock, a warrant exercisable for 3,000,000 shares of our common stock at an exercise price of $3.48 per share, and a warrant exercisable for 5,000,000 shares of our common stock at an exercise price of $4.40 per share, for the aggregate purchase price of $65,000,000.  Please see the Form 8-Ks filed by the Company on June 4, 2010 and June 11, 2010 for more information regarding this transaction.

On September 21, 2010, we agreed to sell to Ener1 Group 5,665,723 shares of our common stock, a warrant to purchase 910,000 shares of our common stock at an exercise price of $3.53 per share, and a warrant to purchase 1,516,670 shares of our common stock at an exercise price of $4.46 per share.  On October 1, 2010, we agreed to sell to Ener1 Group 1,083,714 shares of our common stock, a warrant to purchase 174,062 shares of our common stock at an exercise price of $3.7877 per share, and a warrant to purchase 290,102 shares of our common stock at an exercise price of $4.79 per share.  Effective October 1, 2010, pursuant to both of the foregoing agreements, Ener1 Group purchased an aggregate of 6,749,437 shares of our common stock and the warrants described above for an aggregate purchase price of $24.1 million.  Please see the Form 8-Ks filed by the Company on September 23, 2010 and October 7, 2010 for more information regarding these transactions.

In connection with its purchases of our securities described above, Ener1 Group obtained a loan from JSC VTB Bank.  Although we are not a party to this loan, we granted the lender registration rights to register the shares of our common stock pledged by Ener1 Group to secure such loan.  As of September 30, 2010, the number of shares pledged represented approximately 40% of our outstanding shares of common stock.  Our registration obligations are on a “commercially reasonable” basis and go into effect upon the lender’s request if the lender has foreclosed on such pledged shares.

Audit Committee Review

The Audit Committee reviews and approves all related party transactions, including transactions with Ener1 Group. The Audit Committee will only approve a related party transaction if it determines that the terms of the transaction are fair to, and in the best interest of, the Company. In this respect, the Audit Committee uses the overriding “arms length transaction” criteria to analyze the following factors, in addition to any other factors it deems appropriate depending on the circumstances, in determining whether to approve a related party transaction: (i) fairness of the terms for the Company as related to market and current industry practice;  (ii) whether the transaction is in the Company’s best interest; (iii) materiality of the transaction as related to the Company and estimated third party judgment; (iv) role of the related party in the transaction; (v) structure of the transaction; and (vi) interests of all related parties in the transaction. Approval of a related party transaction may be conditioned upon the Company and the related party taking certain recommended actions that the Audit Committee deems appropriate and necessary, including, without limitation, any or all of the following: (x) limiting the duration or magnitude of the transaction by changing specific terms; (y) requiring that information about the related party transaction be documented and that reports reflecting the nature and amount of the transaction be delivered to the Audit Committee on a regular basis; and (z) appointing a Company representative to monitor various aspects of the related party transaction.

PROPOSAL FOR APPROVAL OF THE ISSUANCE OF SECURITIES IN CONNECTION WITH CERTAIN FINANCING TRANSACTION

Proposal

Pursuant to Rule 5635 of the Nasdaq Listing Rules, the Company is seeking shareholder approval of the issuance of securities described below.

Background Information

Rule 5635 of the Nasdaq Listing Rules requires shareholder approval of the issuance of securities if such issuance is not conducted through a public offering and could result in the issuance of 20% or more of our common stock or 20% or more of our voting power outstanding before such issuance, and such issuance is made at less than the greater of book or market value of our common stock.

On September 7, 2010, we sold an aggregate of $55,000,000 of senior unsecured notes, 960,926 shares of our common stock and warrants exercisable for 2,882,776 shares of our common stock, for the aggregate purchase price of $55,000,000.  These securities were sold to funds managed by Goldman Sachs Asset Management, L.P. and certain other investors.  We have the right (but not the obligation) to repay all or a portion of the notes with our common stock upon the satisfaction of certain conditions by us.  However, if we elect to repay the notes with our common stock, our common stock would be issued at 91.75% of the market price for purposes of repayment.  If we repay the notes with our common stock, the aggregate amount of securities issued in this financing transaction (when coupled with the warrants that were also issued in this transaction) may be up to approximately 29 million shares of our common stock (plus additional shares for interest payments).  This amount of shares, if issued, could exceed 20% or more of our common stock outstanding as of September 7, 2010.  Accordingly, we are seeking shareholder approval of all aspects of this financing transaction to the extent necessary under any provision of Rule 5635.

The notes accrue interest at a rate of 8.25% per annum, and will amortize at a rate of one-tenth of its face amount on a quarterly basis, with the first amortization payment due on January 1, 2011.  An amount equal to the first two amortization payments have been deposited into a blocked account to secure such amortization payments.  Before we are permitted to repay the notes with our common stock, we must first have an effective registration statement covering the resale of the common stock we intend to issue as repayment of the notes.  Upon the effectiveness of such registration statement, any funds remaining in the blocked account will be released to us.  If an amortization payment consists of more than 50% cash, the amount in excess of 50% will be paid together with a premium of 15% of such amount.  The notes are subject to customary covenants, including covenants pertaining to cash maintenance and certain restrictions on the repayment of indebtedness.  The notes mature on March 1, 2013; however, the noteholders may accelerate all amounts due under the Notes upon an event of default, change of control or certain other major corporate transactions.  The net proceeds of this transaction are to be used for working capital and general corporate purposes.

The warrants have a term of five years, an exercise price of $3.82 per share, customary anti-dilution adjustments, and are redeemable at the option of the holder if a fundamental change (as defined in the warrants) occurs.  The common stock and the warrants are being issued pursuant to our existing shelf registration statement.

We are required to register for resale the maximum number of shares of common stock that we are able to issue in repayment of the notes pursuant to a registration rights agreement.  Under the registration rights agreement, we are required to file a registration statement covering the resale of such common stock within 60 business days after the closing (September 7, 2010), and to have such registration statement declared effective by the SEC within 90 days after the closing (120 days if such registration statement is subject to a full review by the SEC).  If we do not meet these deadlines, we may have to pay the liquidated damages specified in the registration rights agreement.

The Board has approved this financing transaction, including the issuances of securities described above, and determined that they are in the best interests of the Company and its shareholders.  The Board believes that it is in the Company’s best interest for the Company to have the option to pay principal and interest on the notes in common stock for an aggregate amount of common stock that may exceed the 20% share limitation.  If shareholder approval is not obtained and the 20% share limitation is reached, we would be forced to pay principal and interest on the notes in cash, which may have an adverse effect on the Company since doing so would reduce the amount of cash available us to fund our operations.

Please see the Form 8-K filed by the Company on September 2, 2010 for more information regarding this financing, including the transaction documents related to this financing. The foregoing summary is qualified by reference to such documents.

Effect of the Approval

The approval of the issuance of these securities will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power unless and until shares of common stock are issued pursuant to the terms of the notes and warrants. The number of shares of common stock owned by each shareholder will remain the same.

No Rights of Appraisal for Dissenters

Under applicable law, the Company’s shareholders are not entitled to appraisal rights with respect to the approval of the possible issuance of these securities, and the Company will not independently provide its shareholders with any such right.

The Board of Directors recommends a vote FOR this proposal to approve the possible issuance of more than 20% of our common stock outstanding as of September 7, 2010 in connection with the financing transaction described above.

PROPOSAL FOR APPROVAL TO ISSUE WARRANTS TO PURCHASE 8,000,000 SHARES OF OUR COMMON STOCK TO ENER1 GROUP, INC.

Proposal

The Company proposes to approve the issuance of warrants to purchase 8,000,000 shares of our common stock to Ener1 Group.

Background Information

On June 1, 2010, the Company sold to Ener1 Group 18,678,161 shares of common stock, a warrant exercisable for 3,000,000 shares of common stock at an exercise price of $3.48 per share, and a warrant exercisable for 5,000,000 shares of common stock at an exercise price of $4.40 per share for an aggregate purchase price of $65,000,000.

The warrants are not exercisable for the first six months from the date of issuance and expire on the five year anniversary of the first date on which they can be exercised. The exercise price is subject to adjustment for stock splits, stock dividends and similar events.  In addition, upon a distribution by the Company to the holders of its common stock, the Company must either make a distribution to the holder of these warrants on an as-exercised basis or reduce the exercise price of these warrants by an amount equal to the per share value of such distribution.

Of the $65,000,000 purchase price, the Company received net proceeds of $63,838,000 (fees and legal expenses for the transaction were $1,162,000).  The proceeds of this transaction are to be used for general corporate and working capital purposes.

A form of each warrant was filed as Exhibits 4.19 and 4.20 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

Please see the Form 8-Ks filed by the Company on June 4, 2010 and June 11, 2010 for more information regarding this transaction.  The Company currently has outstanding warrants exercisable for 41,564,773 shares of our common stock.

Pursuant to a letter agreement between the Company and Ener1 Group, these warrants may not be exercised or transferred by Ener1 Group until the shareholders of the Company have approved of the issuance of these warrants.  Shareholder approval is also required due to the equity compensation rules of NASDAQ.

Effect of the Approval

The approval of these warrants will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power unless and until these warrants are exercised and additional shares of common stock are issued pursuant to the terms of these warrants. The number of shares of common stock owned by each shareholder will remain the same.

No Rights of Appraisal for Dissenters

Under applicable law, the Company’s shareholders are not entitled to appraisal rights with respect to the approval of these warrants, and the Company will not independently provide its shareholders with any such right.

The Board of Directors recommends a vote FOR this proposal to approve the issuance of the warrants described above to Ener1 Group.

PROPOSAL FOR APPROVAL TO ISSUE WARRANTS TO PURCHASE 2,426,670 SHARES OF OUR COMMON STOCK TO ENER1 GROUP, INC.

Proposal

The Company proposes to approve the issuance of warrants to purchase 2,426,670 shares of our common stock to Ener1 Group.

Background Information

On September 21, 2010, the Company sold to Ener1 Group 5,665,723 shares of common stock, a warrant exercisable for 910,000 shares of common stock at an exercise price of $3.53 per share, and a warrant exercisable for 1,516,670 shares of common stock at an exercise price of $4.46 per share for an aggregate purchase price of $20,000,000.

These warrants are not exercisable for the first six months from the date of issuance and expire on the five year anniversary of the first date on which they can be exercised.  The exercise price is subject to adjustment for stock splits, stock dividends and similar events.  In addition, upon a distribution by the Company to the holders of its common stock, the Company must either make a distribution to the holder of these warrants on an as-exercised basis or reduce the exercise price of these warrants by an amount equal to the per share value of such distribution.

Of the $20,000,000 purchase price, the Company received net proceeds of $19.7 million (fees and legal expenses for the transaction were $300,000).  The proceeds of this transaction are to be used for general corporate and working capital purposes.

A form of each warrant was filed as Exhibits 10.2 and 10.3 to our Current Report on Form 8-K filed on September 23, 2010.

Please see the Form 8-K filed by the Company on September 23, 2010 for more information regarding this transaction.  The Company currently has outstanding warrants exercisable for approximately 41,564,773 shares of our common stock.

Pursuant to a letter agreement between the Company and Ener1 Group, these warrants may not be exercised or transferred by Ener1 Group until the shareholders of the Company have approved of the issuance of these warrants.  Shareholder approval is also required due to the equity compensation rules of NASDAQ.

Effect of the Approval

The approval of these warrants will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power unless and until these warrants are exercised and additional shares of common stock are issued pursuant to the terms of these warrants. The number of shares of common stock owned by each shareholder will remain the same.

No Rights of Appraisal for Dissenters

Under applicable law, the Company’s shareholders are not entitled to appraisal rights with respect to the approval of these warrants, and the Company will not independently provide its shareholders with any such right.

The Board of Directors recommends a vote FOR this proposal to approve the issuance of the warrants described above to Ener1 Group.

PROPOSAL FOR APPROVAL TO ISSUE WARRANTS TO PURCHASE 464,164 SHARES OF OUR COMMON STOCK TO ENER1 GROUP, INC.

Proposal

The Company proposes to approve the issuance of warrants to purchase 464,164 shares of our common stock to Ener1 Group.

Background Information

On October 1, 2010, the Company sold to Ener1 Group 1,083,714 shares of common stock, a warrant exercisable for 174,062 shares of common stock at an exercise price of $3.78 per share, and a warrant exercisable for 290,102 shares of common stock at an exercise price of $4.79 per share for an aggregate purchase price of $4,104,783.

  These warrants are not exercisable for the first six months from the date of issuance and expire on the five year anniversary of the first date on which they can be exercised.  The exercise price is subject to adjustment for stock splits, stock dividends and similar events.   In addition, upon a distribution by the Company to the holders of its common stock, the Company must either make a distribution to the holder of these warrants on an as-exercised basis or reduce the exercise price of these warrants by an amount equal to the per share value of such distribution.

Of the $4,104,783 purchase price, the Company received net proceeds of $3,954,783 (fees and legal expenses for the transaction were $150,000).  The proceeds of this transaction are to be used for general corporate and working capital purposes and were used to partially fund a bridge loan to Think Holdings, AS (as described above).

A form of each warrant was filed as Exhibits 10.2 and 10.3 to our Current Report on Form 8-K filed on October 7, 2010.

Please see the Form 8-K filed by the Company on October 7, 2010 for more information regarding this transaction.  The Company currently has outstanding warrants exercisable for approximately 41,564,773 shares of our common stock.

Pursuant to a letter agreement between the Company and Ener1 Group, these warrants may not be exercised or transferred by Ener1 Group until the shareholders of the Company have approved of the issuance of these warrants.  Shareholder approval is also required due to the equity compensation rules of NASDAQ.

Effect of the Approval

The approval of these warrants will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power unless and until these warrants are exercised and additional shares of common stock are issued pursuant to the terms of these warrants. The number of shares of common stock owned by each shareholder will remain the same.

No Rights of Appraisal for Dissenters

Under applicable law, the Company’s shareholders are not entitled to appraisal rights with respect to the approval of the Class E Warrant and Class F Warrant, and the Company will not independently provide its shareholders with any such right.

The Board of Directors recommends a vote FOR this proposal to approve the issuance of the warrants described above to Ener1 Group.

PROPOSAL FOR AMENDMENT TO ARTICLES OF INCORPORATION TO
INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK
TO 300,000,000 SHARES

Proposal

The Company proposes to amend the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock, par value $0.01 per share, from 235,714,286 shares to 300,000,000 shares.

Background Information

As of November 1, 2010, the Company has 162,671,465 shares of its common stock outstanding.  It has issued options, restricted stock grants, warrants and convertible securities which give the holders the right to acquire an estimated additional 51,424,303 shares of its common stock.  In addition, the Company could issue up to an additional 26,813,805 shares of common stock if the maximum number of shares were issued under a senior note.  The Company’s authorized common stock consists of 235,714,286 shares.

The Company is increasing its authorized common stock to 300,000,000 shares to: (1) allow for potential future issuances of common stock, or options, warrants, convertible securities and other instruments exercisable or convertible into common stock; and (2) ensure that the Company has sufficient authorized common stock to satisfy its obligation to issue common stock upon the exercise of options and warrants that are currently outstanding.

Additional authorized but unissued shares of common stock and additional options, warrants, convertible securities and other instruments may be issued at such times and for such consideration as the Board of Directors may determine to be appropriate. These issuances may be made without further authority from the Company’s shareholders, except as otherwise required by applicable law or regulation.

Except for Mark D’Anastasio, all of the current Directors and Executive Officers of the Company directly or indirectly hold shares, options, warrants or other instruments exercisable or convertible into shares of common stock.

Effect of the Amendment

The amendment will affect all of the Company’s shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power unless and until additional shares of common stock authorized through the amendment are issued.

The amendment will have the following effects upon the shares of the Company’s capital stock outstanding and the number of authorized and unissued shares of capital stock:

*	The number of shares of common stock owned by each shareholder will remain the same;
*	The number of shares of authorized common stock will increase to 300,000,000 shares from 235,714,286 shares;
*	The number of shares of authorized preferred stock will remain unchanged (none are currently outstanding); and
*	The par value of the common stock will remain unchanged.

No Rights of Appraisal for Dissenters

Under applicable law, the Company’s shareholders are not entitled to appraisal rights with respect to the amendment, and the Company will not independently provide its shareholders with any such right.

No Preemptive Rights

Pursuant to the Articles of Incorporation of the Company, the Company’s shareholders are not entitled to preemptive rights with respect to the amendment, and the Company will not independently provide its shareholders with any such right.

Federal Income Tax Consequences

The Company believes that there are no federal income tax consequences to holders of common stock as a result of the amendment. However, the Company’s beliefs regarding the tax consequence of the amendment are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities. Shareholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the amendment.

The Board of Directors recommends a vote FOR this proposal to amend the articles of incorporation of the Company to increase the authorized common stock from 235,714,286 shares to 300,000,000 shares.

PROPOSED AMENDMENT OF THE ENER1, INC. 2007 STOCK INCENTIVE PLAN

The Company’s Board of Directors adopted the Ener1, Inc. 2007 Stock Incentive Plan (the “Plan”) on December 11, 2006.

The Plan is designed to promote the interests of the Company and its shareholders by providing a means by which the Company can grant equity-based incentives to eligible employees of the Company or any subsidiary as well as non-employee directors, consultants, or advisors who are in a position to contribute materially to the Company’s success.  The Plan permits the Compensation Committee to grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, and Shares.  A copy of the Plan, as amended, was filed as Exhibit 10.47 to our Form 10-Q dated May 11, 2009.

As originally approved, the Plan provided for up to 4,765,764 shares of our common stock to be used in conjunction with option awards.

Of the shares of common stock authorized for option awards, only 785,042 shares of common stock remained available as of October 31, 2010.  As a result, the Board, pursuant to the recommendation of the Compensation Committee, has adopted an amendment of the Plan, contingent on shareholder approval, which makes an additional 5,234,236 shares of common stock available for option awards under the Plan.

A copy of the Plan, as Amended and Restated to reflect the foregoing amendment, is set out in Exhibit 1.1 to this Proxy Statement.

The Board of Directors recommends a vote FOR this proposal to ratify the Amendment and Restatement of the Ener1, Inc. 2007 Stock Incentive Plan.

PROPOSED RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Company for the year ending December 31, 2010, subject to the ratification of the appointment by the Company’s shareholders.

Change in Independent Registered Public Accounting Firm

The accounting firm of Malone Bailey, LLP (“MB”) served as the Company’s independent registered public accounting firm for the first and second quarter of 2009 and all of 2008.  As previously disclosed in a Current Report on Form 8-K, on August 18, 2009, PwC was engaged as the Company’s independent registered public accounting firm for the year ended December 31, 2009.

Prior to August 2009, neither the Company nor anyone on its behalf consulted with PwC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor has PwC provided to the Company a written report or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

The Audit Committee recommended and approved of the dismissal of MB as Ener1’s independent registered public accounting firm.  The Audit Committee notified MB in August 2009 that it was dismissed as Ener1’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2009.

During the two most recent fiscal years, there were no disagreements with MB, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MB’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.  During the two most recent fiscal years, the reports by MB and PwC on the financial statements for such fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  During the two most recent fiscal years, there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

A representative of PwC is expected to be present at the Annual Meeting of Shareholders, will be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee reviews and pre-approves all audit and permissible non-audit services to be provided by the independent registered public accounting firm.  Non-audit services may include audit-related services, tax services and other services not prohibited by the SEC rules on auditor independence.  The Audit Committee annually reviews and may pre-approve up to $50,000, individually, for audit-related services, tax services and other non-audit related services without prior discussion of the nature and scope of the services to be provided.  The term of any such pre-approval is usually for the Company’s fiscal year unless a different time period is specifically identified.

The Audit Committee has provided the Chairman of the Audit Committee with the authority to approve audit and non-audit services, with fees of less than $50,000, with a summary of such services provided to the other members of the Audit Committee at its next scheduled meeting.

Audit Fees

Audit fees include fees for professional services performed for the audit of our annual financial statements, review of financial statements included in our SEC filings, proxy and information statements, and responses to SEC comment letters, if any.   The total fees billed by PwC for professional services rendered in connection with the audit of the 2009 annual consolidated financial statements were $487,000.  PwC began serving as the independent registered public accounting firm beginning with the third quarter of 2009.  These fees also covered the audit of the effectiveness of our internal control over financial reporting at December 31, 2009, the services for the related reviews of consolidated financial statements included in the Form 10-Q for the third quarter of 2009 and the services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements related to periods in 2009.

The total fees billed by MB for professional audit services were $423,000 in 2008 and $180,000 in 2009.  These fees covered the audit of the 2008 consolidated financial statements and the effectiveness of its internal control over financial reporting at December 31, 2008 and for the first and second quarter of 2009 and the services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements related to periods in 2008 and earlier.

Audit-Related Fees

There were no audit-related fees paid to PwC for assurance and related services that are reasonably related to the performance of the audit or review of the consolidated financial statements not reported under “Audit Fees” above for the third quarter and the remainder of the year in 2009.  There were no fees paid to MB for these services for the first and second quarter of 2009 or for all of 2008.

Tax Fees

The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning were $24,000 for 2009.  There were no fees paid to MB for these services for the first and second quarter of 2009 or for all of 2008.  These amounts represent tax planning services for our foreign operations.

All Other Fees

There were no fees billed by PwC for professional services rendered that were not related to one of the foregoing categories for the third quarter and the remainder of the year in 2009.  There were no fees paid to MB for other services for the first and second quarter of 2009 or for all of 2008.

The Board of Directors recommends a vote FOR this proposal to ratify the appointment of PwC.

SHAREHOLDER PROPOSALS

Any proposals which shareholders of the Company intend to present at the next annual meeting of the Company must be received at the Company by August 18, 2011, for inclusion in the Company’s proxy statement and proxy form for that meeting.  Where a shareholder making a proposal does not choose to seek to have such proposal included in the Company's proxy materials, such proposal will not be considered timely for submission at the next annual meeting unless it is received by the Company by November 30, 2011, and in such case, the Company’s proxy will provide the management proxies with discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.  Proposals should be directed to the attention of Nicholas Brunero, Vice President and General Counsel, at the offices of the Company, 1540 Broadway, Suite 25C, New York, New York 10036.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a security holder at a shared address to which a single copy of the annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, by sending a written request to the Company at 1540 Broadway, Suite 25C, New York, NY  10036 or by calling the Company at (212) 920-3500 and requesting a copy of the annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable.   Security holders at a shared address who wish to receive multiple copies of the Company’s notices in the future, or alternatively who are receiving multiple copies of the Company’s notices at their address and would like to request that only a single copy of communications be delivered to the shared address, may do so by making either a written or oral request to the Company contacts listed above.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document. We incorporate by reference Items 7, 7A, 8 and 9 from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and Items 1, 2 and 3 of Part I of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 and any other items in that Quarterly Report expressly updating the above referenced items from our Annual Report on Form 10-K.  Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 accompany this document.

OTHER BUSINESS

The Company’s management knows of no other matters that may come before the meeting.

The cost of solicitation of proxies will be borne by the Company.  In addition to solicitations by use of the mails and pursuant to Exchange Act Rule 14a-16, officers and regular employees of the Company may solicit proxies by telephone or in person.

By Order of the Board of Directors

Charles Gassenheimer
Chief Executive Officer and Chairman of the Board

ENER1, INC.

Proxy solicited on behalf of the Board of Directors
for Annual Meeting of Shareholders
to be held December 16, 2010.

The undersigned hereby constitutes and appoints Charles Gassenheimer attorney and proxy for and in the names and stead of the undersigned, to vote all stock of Ener1, Inc. (“Ener1”) on all matters unless the contrary is indicated herein at the Annual Meeting of Shareholders to be held at the NASDAQ MarketSite, 4 Times Square, New York, New York 10036, on Thursday, December 16, 2010 at 10:00 A.M. local time or at any adjournments thereof, according to the number of votes that the undersigned could vote if personally present at said meeting.  The undersigned directs that this proxy be voted as follows on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder.  If no direction is made, this proxy will be voted FOR the Proposals.

PLEASE MARK, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the reverse side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Please call Alicia Kahler at (212) 920-3500, ext. 113, if you wish to receive directions to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 16, 2010.  The Company’s 2010 Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2009 are available at www.ener1.com.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

1. ELECTION OF DIRECTORS	For All	Withhold	For All
	Nominees		Except

DIRECTOR NOMINEES
Charles Gassenheimer
Kenneth Baker
Elliot Fuhr
Thomas Snyder
Boris Zingarevich
Stanislav Shekshnia
Nora Brownwell
Greg Kasagawa
Wilber James

INSTRUCTION:  To WITHHOLD AUTHORITY to vote for any individual nominee, mark the “For All Except” box and strike a line through the Name(s) of the nominee(s).  Your shares will be voted for the remaining nominee(s).

2.           APPROVE THE ISSUANCE OF OUR COMMON STOCK AS AMORTIZATION PAYMENTS IN CONNECTION WITH OUR RECENTLY COMPLETED $55 MILLION DEBT FINANCING TRANSACTION.

Approve the possible issuance of more than 20% of our common stock outstanding as of September 7, 2010 if we elect to issue our common stock as amortization payments for the $55 million debt financing transaction we consummated on September 7, 2010.

For_______               Against_________                       Abstain_________

3.           APPROVE THE ISSUANCE OF WARRANTS TO ENER1 GROUP, INC.

Approve the issuance of warrants to purchase 8,000,000 shares of common stock of the Company to Ener1 Group, Inc.

For_______               Against_________                    Abstain_________

4.           APPROVE THE ISSUANCE OF WARRANTS TO ENER1 GROUP, INC.

Approve the issuance of warrants to purchase 2,426,670 shares of common stock of the Company to Ener1 Group, Inc.

For_______               Against_________                    Abstain_________

5.           APPROVE THE ISSUANCE OF WARRANTS TO ENER1 GROUP, INC.

Approve the issuance of warrants to purchase 464,164 shares of common stock of the Company to Ener1 Group, Inc.

For_______               Against_________                    Abstain_________

6.           AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

Amend the articles of incorporation of the Company to increase the authorized common stock from 235,714,286 shares to 300,000,000 shares.

For_______               Against_________                    Abstain_________

7.           RATIFY THE AMENDMENT AND RESTATEMENT OF THE ENER1, INC. 2007 STOCK INCENTIVE PLAN

Ratify the amendment and restatement of the Ener1, Inc. 2007 Stock Incentive Plan.

For_______               Against_________                    Abstain_________

8.           RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS

Appoint PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2010.

For_______               Against_________                    Abstain_________

9.           AUTHORITY TO ADJOURN, POSTPONE OR CONTINUE THE ANNUAL MEETING

The management of Ener1 is granted the authority to adjourn, postpone or continue the Annual Meeting.

For_______               Against_________                    Abstain_________

10.         In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse side of this card.   _____

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.	DATED: , 2010

Shareholder sign here	Co-owner sign here

ENER1, INC.
AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

The Board of Directors of Ener1, Inc. (the “Company”) has determined, pursuant to a resolution dated ____________, 2010, that it is in the best interests of the Company to amend the Ener1, Inc. 2007 Stock Incentive Plan, as previously amended and restated (the “Original Plan”) as provided herein.  Therefore, effective as of November __, 2010, the Original Plan is amended and restated to read as follows:

1.           Purpose

The purpose of the Ener1, Inc. Amended and Restated 2007 Stock Incentive Plan (the “Plan”) is to advance the interests of the Company by stimulating the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, by heightening the desire of such persons to continue in working toward and contributing to the success and progress of the Company and its Subsidiaries. The Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Deferred Stock Units, any of which may be performance-based, and for Incentive Bonuses, which may be paid in cash or stock or a combination thereof, as determined by the Administrator.  It is intended that (i) all Options and Stock Appreciation Rights be exempt from the requirements of Code Section 409A pursuant to Treasury Regulations Section 1.409A-1(b)(5), and (ii) that all other grants under the Plan either be exempt from or satisfy the requirements of Code Section 409A and the regulations thereunder, and the Plan and all Award Agreements shall be interpreted to reflect such intent.

2.           Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Administrator” means the Administrator of the Plan in accordance with Section 17.

(b)           “Award” means an Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit or Incentive Bonus granted to a Participant pursuant to the provisions of the Plan, any of which the Administrator may structure to qualify in whole or in part as a Performance Award.

(c)           “Award Agreement” means a written agreement or other instrument as may be approved from time to time by the Administrator implementing the grant of each Award. An Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Administrator.

(d)           “Board of Directors” or “Board” means the Board of Directors of the Company.

(e)           “Cause” means (i) failure or refusal of the Participant to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Participant in the performance of his duties, (iii) commission by the Participant of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Participant’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company. Notwithstanding the above, if a Participant and the Company have entered into an employment or consulting agreement which defines the term “Cause” for purposes of such employment or consulting agreement, “Cause” shall be defined pursuant to the definition in such employment or consulting agreement with respect to such Participant’s Options. The Administrator shall determine in its sole discretion whether Cause exists for purposes of this Plan.

(f)           “Change in Control” shall be deemed to occur with respect to the Company if a person or group of persons shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of securities of the Company pursuant to a transaction or series of related transactions, such that after the consummation and as a result of such transaction(s), the persons constituting all of the equity holders of the Company immediately prior to the commencement of such transaction(s) fail to directly or indirectly own, immediately after the consummation of such transaction(s), more than 50% of (i) the total combined voting power with respect to the election of directors of the Company or (ii) the issued and outstanding common equity of the Company (or surviving entity, in the case of a merger, consolidation, asset sale or similar transaction).  Notwithstanding the preceding provisions, to the extent that the term “Change in Control” is applied to any Award that is subject to Code Section 409A, a Change in Control shall not be deemed to have occurred unless the event or services of events satisfies the definition specified above and also constitutes a change in the effective ownership or control of the corporation or in the ownership of a substantial portion of the assets of the corporation within the meaning of Code Section 409A(a)(2)(A)(v) and the regulations thereunder.

(g)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.

(h)           “Common Stock” means the Company’s common stock, par value $0.001, subject to adjustment as provided in Section 12.

(i)            “Company” means Ener1, Inc., a Florida corporation.

(j)            “Deferred Stock Unit” or “DSU” means an Award granted pursuant to Section 9 representing the unfunded and unsecured right to receive Common Stock or cash or a combination thereof, as determined by the Administrator, at the end of a specified deferral period.

(k)           “Incentive Bonus” means a bonus opportunity awarded under Section 10 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified in the Award Agreement.

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(l)            “Incentive Stock Option” or “ISO” means a stock option that is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(m)          “Nonemployee Director” means each person who is, or is elected to be, a member of the Board of Directors and who is not an employee of the Company (but may be an employee of a Subsidiary or other affiliated entity).

(n)           “Option” means an ISO and/or a NQSO granted pursuant to Section 6 of the Plan.

(o)           “Participant” means any individual described in Section 3 to whom Awards have been granted from time to time by the Administrator and any authorized transferee of such individual.

(p)           “Performance Award” means an Award, the grant, issuance, retention, vesting or settlement of which is subject to satisfaction of one or more performance criteria established pursuant to Section 13.

(q)           “Plan” means this Ener1, Inc. Amended and Restated 2007 Stock Incentive Plan as set forth herein and as amended from time to time.

(r)           “Restricted Stock” means shares of Common Stock granted pursuant to Section 8 of the Plan.

(s)           “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 8 pursuant to which shares of Common Stock may be issued in the future.

(t)           “Stock Appreciation Right” means a right granted pursuant to Section 7 of the Plan that entitles the Participant to receive, in cash or shares of Common Stock or a combination thereof, as determined by the Administrator, value equal to or otherwise based on the excess of (i) the market price of a specified number of shares of Common Stock at the time of exercise over (ii) the exercise price of the right, as established by the Administrator on the date of grant.  The exercise price of a Stock Appreciation Right shall not be less than the fair market value on the date of grant of the number a shares of Common Stock subject to the Stock Appreciation Right.

(u)           “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and if specifically determined by the Administrator in the context other than with respect to Incentive Stock Options, may include an entity in which the Company has a significant ownership interest or that is directly or indirectly controlled by the Company.

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(v)           “Termination of employment” means ceasing to serve as a full-time employee of the Company and its Subsidiaries or, with respect to a Nonemployee Director or service provider, ceasing to serve as such for the Company, except that (i) subject to Section 6(c), an approved leave of absence or approved employment on a less than full-time basis may constitute employment as determined by the Administrator, (ii) the Administrator may determine that a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party is not considered a “termination of employment,” (iii) service as a member of the Board of Directors shall constitute continued employment with respect to Awards granted to a Participant while he or she served as an employee and (iv) service as an employee of the Company or a Subsidiary shall constitute continued employment with respect to Awards granted to a Participant while he or she served as a member of the Board of Directors. Notwithstanding the preceding provisions, to the extent that the term “Termination of Employment” is applied to any Award that is subject to Code Section 409A, the term shall be deemed to mean a “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i).

(w)           “Total and Permanent Disablement” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code. The determination of the Administrator as to an individual’s Total and Permanent Disablement shall be conclusive on all parties.

3.           Eligibility

Any person who is a current or prospective officer or employee (including any director who is also an employee, in his or her capacity as such) of the Company or of any Subsidiary shall be eligible for selection by the Administrator for the grant of Awards hereunder. Any Nonemployee Director shall also be eligible for selection by the Administrator for the grant of Awards hereunder. In addition, any service provider who has been retained to provide consulting, advisory or other services to the Company or to any Subsidiary shall be eligible for selection by the Administrator for the grant of Awards hereunder. Options intending to qualify as ISOs may only be granted to employees of the Company or any Subsidiary within the meaning of the Code, as selected by the Administrator.

4.           Effective Date and Termination of Plan

This Plan was adopted by the Board of Directors of the Company as of December 11, 2006 (the “Effective Date”), subject to the approval of the Company's shareholders. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board of Directors may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

5.           Shares Subject to the Plan and to Awards

(a)           Aggregate Limits. The aggregate number of shares of Common Stock issuable pursuant to all Awards shall not exceed 10,000,000 (of which 6,064,278 shares remain available for issuance as of November __, 2010), any or all of which may be issuable with respect to ISOs.  Any shares of Common Stock granted as Options or Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) share granted. Any shares of Common Stock granted as Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two and one-half (2.5) shares for every one (1) share granted.  The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 12; provided, however, that no such adjustment shall affect the status of any option intended to qualify as an ISO under Code Section 422. The shares of Common Stock issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.

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(b)           Issuance of Shares. For purposes of Section 5(a), the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of an Award and shall not include shares subject to Awards that have been canceled, expired or forfeited.  Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under Awards if such shares are: (i) shares that were subject to a stock-settled Stock Appreciation Right or Stock Option and that were not issued upon the net settlement or net exercise of such Stock Appreciation Right or Stock Option, or (ii) shares delivered to or retained by the Company to pay the exercise price or withholding taxes related to an Award.

(c)           Tax Code Limits. The aggregate number of shares of Common Stock subject to Options and Stock Appreciation Rights granted under this Plan during any calendar year to any one Participant shall not exceed 1,500,000, and the aggregate number of shares of Common Stock issued or issuable under all Awards granted under this Plan other than Options or Stock Appreciation Rights during any calendar year to any one Participant shall not exceed750,000, which numbers shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any Award intended to qualify as “performance based compensation” under Code Section 162(m).  The maximum amount payable pursuant to that portion of an Incentive Bonus granted under this Plan for any calendar year to any Participant that is intended to satisfy the requirements for “performance based compensation” under Code Section 162(m) shall not exceed $1,000,000.

6.           Options

(a)           Option Awards. Options may be granted, at any time and from time to time prior to the termination of the Plan, to Participants selected by the Administrator. No Participant shall have any rights as a shareholder with respect to any shares of stock subject to an Option hereunder until said shares have been issued. Each Option shall be evidenced by an Award Agreement. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.

(b)           Price. The purchase price under each Option shall be established by the Administrator, provided that in no event will the purchase price for an Option be less than the fair market value of the Common Stock subject to the Option on the date of grant. The purchase price of any Option may be paid in Common Stock, cash or a combination thereof, as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an Option, the delivery of previously owned Common Stock and withholding of Common Stock deliverable upon exercise.

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(c)           Duration and Exercise or Termination of Option. The Administrator shall have the right to make the timing of the ability to exercise any Option subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. Unless provided otherwise in the applicable Award Agreement, the vesting period and/or exercisability of an Option shall be adjusted by the Administrator during or to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis; provided, however, the period for vesting and/or exercisability of an Option shall under no circumstances be extended beyond the earlier of (i) the latest date on which the Option would have expired by its original terms under any circumstances or (ii) ten (10) years from the date of grant.

(d)           Termination of Employment: Unless an Option earlier expires upon the expiration date established pursuant to Section 6(c), upon the termination of the Participant’s employment, or in the case of a Non-Employee Director’s termination of service on the Board for any reason, the Participant’s rights to exercise an Option then held shall be only as follows, unless the Administrator specifies otherwise:

 (1)           Death. Upon the death of a Participant while in the employ of the Company or any Subsidiary or while serving as a member of the Board of Directors, all of the Participant’s vested Options then held shall be exercisable by his or her estate, heir or beneficiary at any time during the twelve (12) months next succeeding the date of death (provided, however, no Option shall be exercisable after the earlier of (i) the latest date on which the Option would have expired by its original terms under any circumstances or (ii) ten (10) years from the date of grant). Any and all of the deceased Participant’s vested Options that are not exercised during such period shall terminate as of the end of such period.

 (2)           Total and Permanent Disablement. Upon termination of employment as a result of the Total and Permanent Disablement of any Participant, all of the Participant’s vested Options then held shall be exercisable for a period of six (6) months after termination (or such other period provided in the applicable Award Agreement, provided, however, no Option shall be exercisable after the earlier of (i) the latest date on which the Option would have expired by its original terms under any circumstances or (ii) ten (10) years from the date of grant). Any and all vested Options that are not exercised during such period shall terminate as of the end of such period.

 (3)           Cause. Upon termination of the employment or other service of a Participant for Cause, all Options granted to the Participant shall expire immediately, and the Participant shall have no further right to purchase shares of Common Stock pursuant to such Options; provided, however, the Administrator may, in its sole discretion, permit such Participant to exercise all or any portion of such Options to the extent vested as of the date upon which the termination occurs for a period not to exceed thirty (30) days after such termination (provided, however, no Option shall be exercisable after the earlier of (i) the latest date on which the Option would have expired by its original terms under any circumstances or (ii) ten (10) years from the date of grant).  Upon such termination, the Participant's unvested Options shall expire, and the Participant shall have no further right to purchase shares of Common Stock pursuant to such unvested Options.

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 (4)           Other Reasons. Upon the date of a termination of a Participant’s employment for any reason other than those stated above in Section 6(d)(1), (d)(2), or (d)(3) or as described in Section 15, (A) any Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date, and (B) any Option that is exercisable as of such termination date shall expire thirty (30) days following such date (provided, however, no Option shall be exercisable after the earlier of (i) the latest date on which the Option would have expired by its original terms under any circumstances or (ii) ten (10) years from the date of grant).

(e)           Incentive Stock Options. Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an ISO: (i) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (a “10% Shareholder”), the purchase price of such Option must be at least 110 percent (110%) of the fair market value of the Common Stock on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant, (ii) termination of employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its Subsidiaries. Notwithstanding anything in this Section 6 to the contrary, options designated as ISOs shall not be eligible for treatment under the Code as ISOs to the extent that either (iii) the aggregate fair market value of shares of Common Stock (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, and (iv) such Options otherwise remain exercisable but are not exercised within three (3) months of Termination of employment (or such other period of time provided in Section 422 of the Code).

(f)           Change in Control. Irrespective of what is provided in an Award Agreement, in the event of a Change in Control, all outstanding Options shall become immediately exercisable and vested, without regard to any limitation imposed pursuant to this Plan or any Award Agreement.

(g)           Other Terms and Conditions: Options may also contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Administrator shall deem appropriate.

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7.           Stock Appreciation Rights

Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”) and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Option shall be granted at the same time such Option is granted and subject to the same terms and conditions applicable to the Option. Subject to the provisions of Section 6, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in shares of Common Stock, cash or combination thereof, as determined by the Administrator.  Other than in connection with a change in the Company’s capitalization (as described in Section 12) the exercise price of a Stock Appreciation Right may not be reduced (including an effective reduction in the exercise price by canceling previously awarded Stock Appreciation Rights and regranting them with a lower exercise price).

8.           Restricted Stock and Restricted Stock Units

(a)           Restricted Stock and Restricted Stock Unit Awards. Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of the Plan to Participants selected by the Administrator. Restricted Stock is an award or issuance of shares of Common Stock the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Restricted Stock Units are Awards denominated in units of Common Stock under which the issuance of shares of Common Stock is subject to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Administrator, each Restricted Stock Unit will be equal to one share of Common Stock and will entitle a Participant to either shares of Common Stock or an amount of cash determined with reference to the value of shares of Common Stock. To the extent determined by the Administrator, Restricted Stock and Restricted Stock Units may be satisfied or settled in Common Stock, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below. Unless exempt from Code Section 409A by virtue of the regulatory exemption for short-term deferrals or some other exemption, Restricted Stock Units (but not Restricted Stock) shall be subject to Code Section 409A, and any Restricted Stock Unit subject to Code Section 409A shall be granted on terms that comply with the requirements of Code Section 409A and the applicable regulations thereunder.  Notwithstanding the foregoing and irrespective of what is provided in an Award Agreement, in the event of a Change in Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall become immediately vested, without regard to any limitation imposed pursuant to this Plan or any Award Agreement.

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(b)           Contents of Agreement. Each Award Agreement shall contain provisions regarding (i) the number of shares of Common Stock or Restricted Stock Units subject to such Award or a formula for determining such number, (ii) the purchase price of the shares, if any, and the means of payment, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of shares or units granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the shares or units as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the shares or units and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator. Shares of Common Stock issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Administrator may provide.

(c)           Sales Price. Subject to the requirements of applicable law, the Administrator shall determine the price, if any, at which Awards of Restricted Stock or Restricted Stock Units, or shares of Common Stock issuable under Restricted Stock Unit Awards, shall be sold or awarded to a Participant, which may vary from time to time and among Participants and which may be below the market price of such shares at the date of grant.

(d)           Vesting. The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and Restricted Stock Units shall occur at such time and in such installments as determined by the Administrator or under criteria established by the Administrator. The Administrator shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of shares of Restricted Stock and under Restricted Stock Units subject to continued employment, passage of time and/or such performance criteria as deemed appropriate by the Administrator; provided that in no event shall the grant, issuance, retention, vesting and/or settlement of shares under Restricted Stock or Restricted Stock Unit Awards that is based on performance criteria and level of achievement versus such criteria be subject to a performance period of less than one year from the date the Award is made, other than as a result of or upon the death, disability or retirement of the Participant, in each case as specified in the agreement evidencing such Award. Notwithstanding anything to the contrary herein, the performance criteria for any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified at the time the Restricted Stock or Restricted Stock Unit is granted.

(e)           Discretionary Adjustments and Limits. Subject to the limits imposed under Code Section 162(m) for Awards that are intended to qualify as “performance based compensation,” notwithstanding the satisfaction of any performance goals, the number of shares of Common Stock granted, issued, retainable and/or vested under an Award of Restricted Stock or Restricted Stock Units on account of either financial performance or personal performance evaluations may be reduced by the Administrator on the basis of such further considerations as the Administrator shall determine.

(f)           Voting Rights. Unless otherwise determined by the Administrator, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to shares of Common Stock underlying Restricted Stock Units unless and until such shares are reflected as issued and outstanding shares on the Company’s stock ledger.

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(g)           Dividends and Distributions. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those shares, unless determined otherwise by the Administrator. Any such dividends or distributions will be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed. Shares underlying Restricted Stock Units shall be entitled to dividends or dividend equivalents only to the extent provided by the Administrator.

9.           Deferred Stock Units

The Administrator may establish rules for the deferred delivery of Common Stock upon exercise of an Option or Stock Appreciation Right and upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or satisfaction of an Incentive Bonus or of any other compensation arrangement maintained by the Company or a Subsidiary, in each case with the deferral evidenced by use of “Stock Units” equal in number to the number of shares of Common Stock whose delivery is so deferred or to the value of the amount being so deferred. A “Stock Unit” is a bookkeeping entry representing an amount equivalent to the fair market value of one share of Common Stock. Unless the Administrator specifies otherwise, Stock Units represent an unfunded and unsecured obligation of the Company. Settlement of Stock Units upon expiration of the deferral period shall be made in Common Stock, cash or a combination thereof, as determined by the Administrator. The amount of Common Stock, or other settlement medium, to be so distributed may be increased by dividend equivalents. Unless determined otherwise by the Administrator, during the deferral period a Participant will not have any rights as a shareholder of the Company, including, without limitation, voting rights and the right to receive dividends or distributions. Until a Stock Unit is so settled, the number of shares of Common Stock represented by a Stock Unit shall be subject to adjustment pursuant to Section 12. Any Stock Units that are settled after the holder’s death shall be distributed to the holder’s designated beneficiary(ies) or, if none was designated, the holder’s estate. The Administrator shall deliver a Deferred Stock Unit only to the extent that the delivery of such Stock Unit would not result in the imposition of taxes under Code Section 409A.  Notwithstanding the foregoing and irrespective of what is provided in an Award Agreement (except for the requirements of the preceding sentence and any provisions of an Award Agreement needed to comply with the requirements of the preceding sentence), in the event of a Change in Control, all outstanding Stock Units that have been deferred shall become immediately deliverable, without regard to any limitation imposed pursuant to this Plan or an Award Agreement.

10.        Incentive Bonuses

(a)           General. Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.

(b)           Incentive Bonus Document. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Participant as an Incentive Bonus, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

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(c)           Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Incentive Bonus that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m). Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus that is intended by the Administrator to satisfy the requirements for “performance-based compensation” under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria (as defined in Section 13(b)) selected by the Administrator and specified at the time the Incentive Bonus is granted. The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Bonus that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m).

(d)           Timing and Form of Payment. The Administrator shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in shares of Common Stock, as determined by the Administrator. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event.

(e)           Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may be reduced by the Administrator on the basis of such further considerations as the Administrator shall determine.

11.        Conditions and Restrictions Upon Securities Subject to Awards

The Administrator may provide that the shares of Common Stock issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Administrator in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Common Stock already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued under an Award, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.  Notwithstanding the foregoing and irrespective of what is provided in an Award Agreement, in the event of a Change in Control, all outstanding Awards shall become immediately exercisable and vested, without regard to any limitation imposed pursuant to this Plan or any Award Agreement.

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12.        Adjustment of and Changes in the Stock

In the event that the number of shares of Common Stock of the Company shall be increased or decreased through a reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend (other than regular, quarterly cash dividends), or otherwise, then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Award under the Plan, as well as the per share limits set forth in Section 5 of this Plan, may be proportionately adjusted by the Administrator to reflect such increase or decrease, unless the Company provides otherwise under the terms of such transaction. The terms of any outstanding Award may also be adjusted by the Administrator as to price, number of shares of Common Stock subject to such Award and other terms to reflect the foregoing events.  For the avoidance of doubt, the number of shares of Common Stock subject to the Plan and reflected in this Plan document takes into account the Company’s 7 for 1 reverse stock split, effectuated on April 24, 2008.

In the event there shall be any other change in the number or kind of outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of a Change of Control, merger, consolidation or otherwise, then the Administrator shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may, to the extent not accelerated pursuant to another provision of this Plan, accelerate the time or times at which any Award may be exercised and may provide for cancellation of any or all of accelerated Awards that are not exercised within a time prescribed by the Administrator in its sole discretion. Notwithstanding anything to the contrary herein, any adjustment to Options granted pursuant to this Plan intended to qualify as ISOs shall comply with the applicable requirements, provisions and restrictions of the Code, and any adjustment to (or acceleration of) of any Award subject to Code Section 409A or eligible for an exemption under Code Section 409A shall comply with the applicable requirements of Code Section 409A or the exemption and the regulations applicable thereto.

No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 12. In case of any such adjustment, the shares subject to the Award shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Participant, which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

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13.         Performance-Based Compensation

(a)           General. The Administrator may establish performance criteria and level of achievement versus such criteria that shall determine the number of shares of Common Stock to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. In addition, the Administrator may specify a percentage of an Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for any portion of an Award that is intended by the Administrator to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified at the time the Award is granted. The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of shares issued under or the amount paid under an award may, to the extent specified in the Award Agreement, be reduced by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

(b)           Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator: (i) cash flow (before or after dividends), (ii) earnings per share (including earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) total shareholder return, (vi) return on capital (including return on total capital or return on invested capital), (vii) return on assets or net assets, (viii) market capitalization, (ix) economic value added, (x) debt leverage (debt to capital), (xi) revenue, (xii) income or net income, (xiii) operating income, (xiv) operating profit or net operating profit, (xv) operating margin or profit margin, (xvi) return on operating revenue, (xvii) cash from operations, (xviii) operating ratio, (xix) operating revenue, (xx) customer service, (xxi) issuance of equity or debt instruments of the Company, (xxii) product sales, or (xxiii) other objective company or working group milestones. To the extent consistent with Section 162(m) of the Code, the Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual or non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Forms 10-K or 10-Q for the applicable year.

14.         Transferability

Unless the Administrator specifies otherwise, each Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime.  Notwithstanding the foregoing, if permitted by the Administrator in its sole discretion, Awards may be transferred to a former spouse if required by a qualified domestic relations order.

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15.         Compliance with Laws and Regulations

This Plan, the grant, issuance, vesting, exercise and settlement of Awards hereunder, and the obligation of the Company to sell, issue or deliver shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. No Stock Option shall be exercisable and no shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the shares underlying such Stock Option is effective and current or the Company has determined that such registration is unnecessary.

In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Administrator may, in its sole discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Administrator may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company’s obligations with respect to tax equalization for Participants employed outside their home country.

16.         Withholding

To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligations that arise by reason of an Option exercise, disposition of shares issued under an ISO, the vesting of or settlement of deferred units under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue shares of Common Stock, make any payment or to recognize the transfer or disposition of shares until such obligations are satisfied. The Administrator may permit these obligations to be satisfied by having the Company withhold a portion of the shares of Common Stock that otherwise would be issued to him or her upon exercise of the Option or the vesting or settlement of an Award, or by tendering shares previously acquired.

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17.         Administration of the Plan

(a)           Administrator of the Plan. The Plan shall be administered by the Administrator, which shall be the Compensation Committee of the Board of Directors or, in the absence of a Compensation Committee, the Board of Directors itself. Any power of the Administrator may also be exercised by the Board of Directors, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934 or cause an Award designated as a Performance Award not to qualify for treatment as performance-based compensation under Code Section 162(m). To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action shall control. The Compensation Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Administrator is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Administrator; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Awards (if any) such officer or officers may award pursuant to such delegated authority, and any such Award shall be subject to the form of Option agreement theretofore approved by the Compensation Committee. No such officer shall designate himself or herself or any Nonemployee Director as a recipient of any Awards granted under authority delegated to such officer. In addition, the Compensation Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Subsidiary, and/or to one or more agents.

(b)           Powers of Administrator. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards; (iii) to grant Awards to Participants and, to the extent not expressly provided in this Plan, determine the terms and conditions thereof, including the number of shares subject to Awards and the exercise or purchase price of such shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 12; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (viii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

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(c)           Determinations by the Administrator. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d)           Subsidiary Awards. In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Administrator so directs, be implemented by the Company issuing any subject shares to the Subsidiary, for such lawful consideration as the Administrator may determine, upon the condition or understanding that the Subsidiary will transfer the shares to the Participant in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Administrator shall determine.

(e)           Section 409A.  All Awards granted under the Plan that are subject to (or potentially subject to) Section 409A of the Code shall be administered in a manner consistent with the requirements of Section 409A of the Code (and, to the extent possible, to avoid treatment of the Award as subject to Section 409A).

18.         Amendment of the Plan or Awards

The Board may amend, alter or discontinue this Plan and the Administrator may amend, or alter any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the provisions of Section 12, no such amendment shall, without the approval of the shareholders of the Company:

(a)           increase the maximum number of shares for which Awards may be granted under this Plan;

(b)           extend the term of this Plan;

(c)           change the class of persons eligible to be Participants;

(d)           otherwise amend the Plan in any manner requiring shareholder approval by law or under the applicable stock exchange listing requirements; or

(e)           increase the individual maximum limits in Section 5(c).

No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would materially impair the rights of the holder of an Award, without such holder’s consent, provided that no such consent shall be required if the Administrator determines in its sole discretion and prior to the date of any change of control (as defined in the applicable Award Agreement) that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

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19.         No Liability of Company

The Company and any Subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

20.         Non-Exclusivity of Plan

Neither the adoption of this Plan by the Board of Directors nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Administrator to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21.         Governing Law

This Plan and all Award Agreements shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.  Each party subject to this Plan or any Award Agreement hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or under such Award Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

22.         No Right to Employment, Reelection or Continued Service

Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its affiliates to terminate any Participant’s employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its affiliates, accordingly, subject to Sections 4 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board of Directors without giving rise to any liability on the part of the Company, its Subsidiaries and/or its affiliates.

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